As filed with the Securities and Exchange Commission on August 19, 2021

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

Owl Rock Capital Corporation

(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, 38th Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 419-3000

(Registrant’s Telephone Number, including Area Code)

Alan Kirshenbaum

c/o Owl Rock Capital Corporation

399 Park Avenue, 38th Floor

New York, New York 10022

(Name and Address of Agent for Service)

WITH COPIES TO:

Cynthia M. Krus, Esq.

Kristin H. Burns, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20004

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate date of proposed public offering:

From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that properly characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.01 par value per share(3)(4)
Preferred Stock, $0.01 par value per share(3)(4)
Subscription Rights(3)
Warrants(5)
Debt Securities(6)
Total

(1)	An unspecified amount of securities or aggregate principal amount, as applicable, or each identified class is being registered as may from time to time be sold at unspecified prices.
(2)

In accordance with Rules 456(b) and 457(r) promulgated under the Securities Act, the Registrant is deferring payment of all registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(3)

Subject to Note 1 above, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time.

(4)

Subject to Note 1 above, includes such indeterminate number of shares of common stock or preferred stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock, preferred stock or debt securities.

(5)

Subject to Note 1 above, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(6)	Subject to Note 1 above, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time.

PROSPECTUS

Owl Rock Capital Corporation

Common Stock

Preferred stock

Subscription Rights

Warrants

Debt Securities

We are a specialty finance company focused on lending to U.S. middle market companies. We define “middle market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets.

We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.” Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While we believe that current market conditions favor extending credit to middle market companies in the United States, our investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.

We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are managed by Owl Rock Capital Advisors LLC (our “Adviser”) pursuant to an investment advisory agreement. Our Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), an indirect subsidiary of Blue Owl Capital, Inc. (“Blue Owl”) (NYSE: OWL) and part of Owl Rock, a division of Blue Owl focused on direct lending. We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing shareholders, (ii) with the prior approval of the majority of our outstanding voting securities or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the New York Stock Exchange under the symbol “ORCC.” On August 17, 2021, the last reported sales price of our common stock on the NYSE was $14.59 per share. The net asset value per share of our common stock at June 30, 2021 (the last date prior to the date of this prospectus for which we reported net asset value) was $14.90.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. Before investing in our securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 33 of this prospectus, Part I, Item 1A “RISK FACTORS” in our most recent Annual Report on Form 10-K, Part II, Item 1A “RISK FACTORS” in our most recent Quarterly Report on Form 10-Q, as well as in any of our subsequent SEC filings, and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 399 Park Avenue, 38th floor, New York, NY 10022, calling us at (212) 419-3000 or visiting our corporate website located at www.owlrockcapitalcorporation.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 19, 2021.

We have not authorized anyone to give you any information other than in this prospectus, any prospectus supplement to this prospectus, any free writing prospectus, or any information that we have incorporated by reference herein or therein and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing or incorporated by reference in this prospectus, any prospectus supplements or any free writing prospectus is accurate only as of the date on their respective front covers. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

ABOUT THIS PROSPECTUS

This prospectus is part of an automatic shelf registration statement that we have filed with the U.S. Securities and Exchange Commission (the “SEC”), as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, we may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering.

The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. Such prospectus supplement and/or free writing prospectus (collectively referred to hereinafter as a “prospectus supplement”) may also add, update or change information contained in this prospectus or in the documents we incorporate by reference herein. This prospectus and the prospectus supplement, together with any documents incorporated by reference herein, will include all material information relating to the applicable offering.

Please carefully read this prospectus and the prospectus supplement, together with any documents incorporated by reference in this prospectus and the applicable prospectus supplement, any exhibits and the additional information described or incorporated by reference under the headings “Available Information,” “Incorporation of Certain Information by Reference,” “Prospectus Summary” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read our entire prospectus before investing in our securities. Throughout this prospectus we refer to Owl Rock Capital Corporation as “we,” “us,” “our” or the “Company,” and to “Owl Rock Capital Advisors LLC,” our investment adviser, as “Owl Rock Capital Advisors,” “ORCA” or the “Adviser.”

Owl Rock Capital Corporation

We were formed on October 15, 2015 as a corporation under the laws of the State of Maryland. We are a specialty finance company focused on lending to U.S. middle-market companies. Since we began investment activities in April 2016 through June 30, 2021, our Adviser and its affiliates have originated approximately $34.8 billion aggregate principal amount of investments, of which approximately $32.8 billion of aggregate principal amount of investments, prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. Our capital will be used by our portfolio companies to support growth, acquisitions, market or product expansion, refinancings and/or recapitalizations.

On July 22, 2019, we closed our initial public offering (“IPO”), issuing 10 million shares of our common stock at a public offering price of $15.30 per share, and on August 2, 2019, the underwriters exercised their option to purchase an additional 1.5 million shares of our common stock at a purchase price of $15.30 per share. Net of underwriting fees and offering costs, we received total cash proceeds of $164.0 million. Our common stock began trading on the New York Stock Exchange (“NYSE”) under the symbol “ORCC” on July 18, 2019.

We define “middle market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and syndicated loan markets. We generally invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of our capital base. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.” As of June 30, 2021, our average debt investment size in each of our portfolio companies was approximately $90.5 million based on fair value. As of June 30, 2021, our portfolio companies, excluding the investment in ORCC Senior Loan Fund LLC (f/k/a Sebago Lake LLC) (“ORCC SLF”), a joint venture between us and Nationwide Life Insurance Company, and certain investments that fall outside of our typical borrower profile, represented 90.2% of our total portfolio based on fair value, had weighted average annual revenue of $482 million and weighted average annual EBITDA of $106 million.

We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. While we believe that current market conditions favor extending credit to middle market companies in the United States, our investment strategy is intended to generate favorable returns across credit cycles with an emphasis on preserving capital.

We are an externally managed, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under the Code for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 20% of our total assets in companies whose principal place of business is outside the United States. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K, and “Certain U.S. Federal Income Tax Considerations” in this prospectus.

We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a quarterly basis, as determined by our board of directors (the “Board”) in its sole discretion.

We are advised by our Adviser pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”). See Part I, Item 1 “BUSINESS — Investment Advisory Agreement” in our most recent Annual Report on Form 10-K and Item 1.01 “Entry into a Material Definitive Agreement” in our Current Report on Form 8-K filed on May 20, 2021. Our Adviser is an indirect subsidiary of Blue Owl and part of Owl Rock, a division of Blue Owl focused on direct lending. To achieve our investment objective, we will leverage the Adviser’s investment team’s extensive network of relationships with other sophisticated institutions to source, evaluate and, as appropriate, partner with on transactions. There are no assurances that we will achieve our investment objective.

A BDC generally may borrow money from time to time if immediately after such borrowing, the ratio of the BDC’s total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, or its “asset coverage,” is at least 200%, or 150%, if certain requirements are met. This means that, generally, a BDC may borrow up to $1 for every $1 of investor equity, or, if certain conditions are met, a BDC may borrow up to $2 for every $1 of investor equity. See Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Leverage” in our most recent Annual Report on Form 10-K, Part I, Item 2 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Leverage” in our most recent Quarterly Report on Form 10-Q, and “Risk Factors – Risks Related to Our Investments – Because we have received the approval of our Board and our shareholders, we may incur additional leverage” in this prospectus.

As of June 30, 2021, we had in place a senior secured revolving credit facility (the “Revolving Credit Facility”), three special purpose vehicle asset credit facilities (the “SPV Asset Facility II,” the “SPV Asset Facility III,” and the “SPV Asset Facility IV,” respectively), and six term debt securitization transactions (“CLO I,” “CLO II,” “CLO III,” “CLO IV”, “CLO V” and “CLO VI”), also known as collateralized loan obligations, and in the future may enter into additional credit facilities or other financing arrangements. In addition, as of June 30, 2021, we had issued unsecured notes maturing in June 2023 (the “2023 Notes”), in a private placement, and unsecured notes maturing in April 2024 (the “2024 Notes”), March 2025 (the “2025 Notes”), July 2025 (the “July 2025 Notes”), January 2026 (the “2026 Notes”), July 2026 (the “July 2026 Notes”), June 2027 (the “2027 Notes”) and June 2028 (the “2028 Notes”) in registered offerings and in the future may issue additional unsecured notes. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio, to finance our investment objectives. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” and Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Debt” in our most recent Annual Report on Form 10-K, and Part I, Item 2 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AN RESULTS OF OPERATIONS — Debt” in our most recent Quarterly Report on Form 10-Q.

Investment Portfolio

As of June 30, 2021, we had investments in 129 portfolio companies with an aggregate fair value of $11.9 billion. As of June 30, 2021, based on fair value, our portfolio consisted of 76.2% first lien senior secured debt investments (of which 39% were consider to be unitranche debt investments (including “last out” portions of such loans)), 16.5% second lien senior secured debt investments, 1.6% unsecured investments, 1.5% preferred equity investments, 2.8% common equity investments and 1.4% investment funds and vehicles. As of June 30, 2021, 99.9% of our debt investments based on fair value were floating rate in nature and subject to interest rate floors.

As of June 30, 2021, our portfolio was invested across 29 different industries. The largest industry in our portfolio as of June 30, 2021 was internet software and services, which represented, as a percentage of our portfolio, 10.5% based on fair value.

As of June 30, 2021, our weighted average total yield of the portfolio at fair value and amortized cost was 8.1% and 8.0%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 8.3% and 8.2%, respectively.

As of June 30, 2021, our portfolio companies, excluding the investment in ORCC SLF and certain investments that fall outside of our typical borrower profile, represented 90.2% of our total portfolio based on fair value, had weighted average annual revenue of $482 million and weighted average annual EBITDA of $106 million.

Corporate Structure

Our portfolio is subject to diversification and other requirements because we have elected to be regulated as a BDC under the 1940 Act and as a RIC for U.S. federal income tax purposes. We made our BDC election on March 3, 2016. We intend to maintain these elections. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K for more information on these requirements.

On April 27, 2016, we formed a wholly-owned subsidiary, OR Lending LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending LLC originates loans to borrowers headquartered in California. From time to time we may form wholly-owned subsidiaries to facilitate our normal course of business.

The following chart depicts our structure:

(1)	From time to time we may form wholly-owned subsidiaries to facilitate the normal course of business.

The Adviser and Administrator — Owl Rock Capital Advisors LLC

The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement. See our current report on Form 8-K filed with the SEC on May 20, 2021. The Adviser also serves as our Administrator pursuant to an amended and restated administration agreement (the “Administration Agreement”). See our current report on Form 8-K filed with the SEC on May 20, 2021. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an indirect subsidiary of Blue Owl and part of Owl Rock, a division of Blue Owl focused on direct lending. Blue Owl is a leading alternative asset management firm that offers differentiated capital solutions through Owl Rock, its direct lending business, and Dyal, its GP Capital Solutions business, which focuses on providing capital solutions to alternative investment managers.

The Owl Rock Division of Blue Owl is comprised of the Adviser, Owl Rock Technology Advisors LLC (“ORTA”), Owl Rock Diversified Advisors LLC (“ORDA”) and Owl Rock Private Fund Advisors LLC ((“ORPFA”) and together with the Adviser, ORTA and ORDA, the “Owl Rock Advisers”), and is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The Adviser’s investment team (the “Investment Team”) is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the investment committee (the “Investment Committee”). The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged and, effective September 1, 2021, Jeff Walwyn. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.

As of June 30, 2021, the Owl Rock Advisers managed $31.2 billion in assets under management. The Owl Rock Advisers focus on direct lending to middle market companies primarily in the United States under the following four investment strategies:

Strategy	Funds	Asset Under Management
Diversified Lending. The Owl Rock Advisers primarily originate and make loans to, and make debt and equity investments in, U.S. middle market companies The Owl Rock Advisers invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The investment objective of the funds with this investment strategy is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.	The diversified lending strategy is currently managed through four BDCs and a separately managed account: the Company, Owl Rock Capital Corporation II (“ORCC II”), Owl Rock Capital Corporation III (“ORCC III”), Owl Rock Core Income Corp. (“ORCIC”), and the
	Diversified Lending Managed Account.	As of June 30, 2021, the Owl Rock Advisers have $19.8 billion of assets under management across these products.

Technology Lending. The Owl Rock Advisers are focused primarily on originating and making debt and equity investments in technology-related companies based primarily in the United States. The Owl Rock Advisers originate and invest in senior secured or unsecured loans, subordinated loans or mezzanine loans, and equity-related securities including common equity, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. The investment objective of the funds with this investment strategy is to maximize total return by generating current income from debt investments and other income producing securities, and capital appreciation from our equity and equity-linked investments.	The technology lending strategy is managed through Owl Rock Technology Finance Corp. (“ORTF”).	As of June 30, 2021, the Owl Rock Advisers have $6.2 billion of assets under management across these products.

First Lien Lending. The Owl Rock Advisers seek to realize significant current income with an emphasis on preservation of capital primarily through originating primary transactions in and, to a lesser extent, secondary transactions of first lien senior secured loans in or related to middle market businesses based primarily in the United States.	The first lien lending strategy is managed through a private fund and separately managed accounts (the “First Lien Funds”).	As of June 30, 2021, the Owl Rock Advisers have $3.2 billion of assets under management across these products.

Opportunistic Lending. The Owl Rock Advisers intend to make opportunistic investments in U.S. middle-market companies by providing a variety of approaches to financing, including but not limited to originating and/or investing in secured debt, unsecured debt, mezzanine debt, other subordinated debt, interests senior to common equity, as well as equity securities (or rights to acquire equity securities) which may or may not be acquired in connection with a debt financing transaction, and doing any and all things necessary, convenient or incidental thereto as necessary or desirable to promote and carry out such purpose. The funds with this investment strategy seek to generate attractive risk-adjusted returns by taking advantage of credit opportunities in U.S. middle-market companies with liquidity needs and market leaders seeking to improve their balance sheets.	The opportunistic lending strategy is managed through a private fund and separately managed accounts (the “Opportunistic Lending Funds” and together with the First Lien Funds and the Diversified Lending Managed Account, the “Owl Rock Private Funds”).	As of June 30, 2021, the Owl Rock Advisers have $1.9 billion of assets under management across these products.

We refer to the Company, ORCC II, ORCC III, ORTF, ORCIC (together, the “Owl Rock BDCs”) and the Owl Rock Private Funds, as the “Owl Rock Clients.”

In addition to the Owl Rock Clients, the Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Owl Rock Advisers have put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

In addition, we, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “— Exemptive Relief.”

The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. These activities may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting on its own account. See “Risk Factors — Risks Related to our Adviser and its Affiliates — The Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we invest” in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021.

Investment Advisory Agreement

We and the Adviser entered into the Investment Advisory Agreement on May 18, 2021. See Part I, Item 1 “BUSINESS — Investment Advisory Agreement” in our most recent Annual Report on Form 10-K and Item 1.01 “Entry into a Material Definitive Agreement” in our Current Report on Form 8-K filed on May 20, 2021. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

We pay the Adviser an investment advisory fee for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by our shareholders.

The Management Fee is payable quarterly in arrears. The Management Fee is payable at an annual rate of (x) 1.50% of our average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act and (y) 1.00% of our average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) that is below an asset coverage ratio of 200% calculated in accordance with Section 18 and 61 of the 1940 Act, in each case, at the end of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following July 18, 2019, the date of our listing on the New York Stock Exchange (the “Listing Date”), and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre- Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from July 18, 2019, the Listing Date, to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

In addition, the Adviser agreed at all times prior to the fifteen-month anniversary of the Listing Date, to waive (i) any portion of the Management Fee that is in excess of 0.75% of our gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, and (ii) the Incentive Fee (including, for the avoidance of doubt, the Capital Gains Incentive Fee). See Part I, Item 1”BUSINESS — Compensation of the Adviser” in our most recent Annual Report on Form 10-K further information.

Administration Agreement

We and the Adviser entered into the Administration Agreement on May 18, 2021. See Item 1.01 “Entry Into a Material Definitive Agreement” in our Current Report on Form 8-K, filed May 20, 2021. Under the terms of the Administration Agreement, the Adviser performs, or oversees, the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Administration Agreement also provides that we reimburse the Adviser for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. We reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for it by such affiliate or third party. See Part I, Item 1”BUSINESS — Administration Agreement” in our most recent Annual Report on Form 10-K for further information.

Market Trends

We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors, which continue to remain true in the current environment:

Limited Availability of Capital for Middle-Market Companies. We believe that regulatory and structural changes in the market have reduced the amount of capital available to U.S. middle-market companies. In particular, we believe there are currently fewer providers of capital to middle market companies. We believe that many commercial and investment banks have, in recent years, deemphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.

Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are less able to access these markets for reasons including the following:

High Yield Market — Middle market companies generally do not issue debt in amounts large enough to be attractively sized bonds. High yield bonds are generally purchased by institutional investors who, among other things, are focused on the liquidity characteristics of the bond being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Because there is typically little or no active secondary market for the debt of U.S. middle market companies, mutual funds and ETFs generally do not provide debt capital to U.S. middle market companies. We believe this is likely to be a persistent problem and creates an advantage for those like us who have a more stable capital base and have the ability to invest in illiquid assets.

Syndicated Loan Market — While the syndicated loan market is modestly more accommodating to middle market issuers, as with bonds, loan issue size and liquidity are key drivers of institutional demand and, correspondingly, underwriters’ willingness to underwrite the loans. Loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis.

Robust Demand for Debt Capital. We believe U.S. middle market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, we believe the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $1.6 trillion as of April 2021, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.

The Middle Market is a Large Addressable Market. According to GE Capital’s National Center for the Middle Market 4th quarter 2020 Middle Market Indicator, there are approximately 200,000 U.S. middle market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle market companies as those between $10 million and $1 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle market companies.

Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses. Lastly, we believe that in the current environment, as the economy reopens following the economic shutdown resulting from the COVID-19 national health emergency, lenders with available capital may be able to take advantage of attractive investment opportunities as the economy re-opens and may be able to achieve improved economic spreads and documentation terms.

Conservative Capital Structures. Following the credit crisis, which we define broadly as occurring between mid-2007 and mid-2009, lenders have generally required borrowers to maintain more equity as a percentage of their total capitalization, specifically to protect lenders during economic downturns. With more conservative capital structures, U.S. middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.

Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. Given the current low interest rate environment, we believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.

Potential Competitive Advantages

We believe that our Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:

Experienced Team with Expertise Across all Levels of the Corporate Capital Structure. The members of the Investment Committee have over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance and mergers and acquisitions. The members of the Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments.

Distinctive Origination Platform. To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries. The Investment Team is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that the formation of Blue Owl will enhance the Adviser’s investment sourcing capabilities within the financial sponsor and venture capital community, which may result in an increased pipeline of opportunities.

The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe our Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.

Since its inception through June 30, 2021, the Adviser and its affiliates have reviewed over 5,800 direct lending opportunities and have sourced potential investment opportunities from over 570 private equity sponsors and venture capital firms. We believe that our Adviser receives “early looks” and “last looks” based on its relationships, allowing it to be highly selective in the transactions it pursues.

Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).

Defensive, Income-Orientated Investment Philosophy. Our Adviser employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.

Active Portfolio Monitoring. Our Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. Our Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. In addition, our Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and assess each portfolio company’s operational and liquidity exposure and outlook. Although we may invest in “covenant-lite” loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk.

Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to our Board of the portfolio company, which we believe will allow us to closely monitor the performance of our portfolio companies.

Structure of Investments

Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.

Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. Our Adviser negotiates the structure of each investment to protect our rights and manage our risk. We intend to invest in the following types of debt:

•

First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans.

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Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•

Unitranche loans. Unitranche loans (including “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.

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Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranks junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

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Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

We structure our debt investments with the maximum security and collateral that we can reasonably obtain while seeking to achieve our total return target. Our Adviser seeks to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•

negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and

•	including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.

Within our portfolio, our Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.

Equity Investments. Our investment in a portfolio company could be or may include an equity or equity linked interest, such as a warrant or profit participation right. In certain instances, we will make direct equity investments, although those situations are generally limited to those cases where we are also making an investment in a more senior part of the capital structure of the issuer. We anticipate that generally any equity or equity-linked securities we hold will be minority positions.

Operating and Regulatory Structure

We are an externally-managed, closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations” in this prospectus. Our investment activities are managed by our Adviser and supervised by our Board, a majority of whom are not “interested persons” of the Company or of our Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. As a BDC, we are required to comply with certain regulatory requirements. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K.

Use of Leverage

The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. Generally, pursuant to the 1940

Act, a BDC’s total borrowings are limited so that it cannot incur additional borrowings if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 200%; however, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K for more information.

Because our Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our independent directors, and shareholders approved a proposal that allows us to do so, our minimum asset coverage ratio has been reduced to 150%. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K and “Risk Factors – Risks Related to Our Investments – Because we have received the approval of our Board and our shareholders, we may incur additional leverage” in this prospectus for more information.

In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.

As of June 30, 2021, we had in place a Revolving Credit Facility, the SPV Asset Facility II, the SPV Asset Facility III, and the SPV Asset Facility IV, and in the future may enter into additional credit facilities. As of June 30, 2021, we had entered into CLO I, CLO II, CLO III, CLO IV, CLO V and CLO VI. In addition, as of June 30, 2021, we had issued the 2023 Notes in a private placement and the 2024 Notes, the 2025 Notes, the July 2025 Notes, the 2026 Notes, the July 2026 Notes, the 2027 Notes, and the 2028 Notes in registered offerings, and in the future may issue additional unsecured notes and may enter into additional collateralized loan obligation transactions.

As of June 30, 2021, we had approximately $6.5 billion of debt outstanding with approximately $1.6 billion available under our existing credit facilities. As of June 30, 2021, our asset coverage ratio was 187%. See Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Debt” in our most recent Annual Report on Form 10-K, Part I, Item 2 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Debt” in our most recent Quarterly Report on Form 10-Q, and Part I, Item 1A “RISK FACTORS — Risks Related to Our Business — To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses,” and “— Risks Related to Business Development Companies — Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage” in our most recent Annual Report on Form 10-K as well as in our subsequent SEC filings.

Conflicts of Interest

We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. See our current report on Form 8-K filed with the SEC on May 20, 2021. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See Part I, Item 1

“BUSINESS — Investment Advisory Agreement” in our most recent Annual Report on Form 10-K for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See Part I, Item 1 “BUSINESS — Administration Agreement” in our most recent Annual Report on Form 10-K for a description of services for which we reimburse to the Adviser. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Owl Rock Advisers and certain of our officers and directors and professionals of Owl Rock and the Owl Rock Advisers are officers of Blue Owl Securities LLC and Blue Owl. In addition, our executive officers and directors and the members of the Adviser and members of its Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Owl Rock Advisers) including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates, which may have investment objectives similar to our investment objective.

At times, we may compete with entities managed by the Adviser as well as entities managed by the other Owl Rock Advisers and affiliates of Blue Owl, including the Owl Rock BDCs, other funds managed by the Adviser or its affiliates comprising Owl Rock (the “Owl Rock Private Funds,” and together with the Owl Rock BDCs, the “Owl Rock Clients’’) and the private funds managed by Dyal, a division of Blue Owl (the “Dyal Clients,” and together with the Owl Rock Clients, the “Blue Owl Clients”), for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Blue Owl Clients. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Owl Rock Advisers to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. See Item 1A “RISK FACTORS – Risks Related to Our Business” in our most recent Annual Report on Form 10-K for additional information.

Allocation of Investment Opportunities

The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its investment allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Owl Rock Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Owl Rock Advisers and the Investment Advisory Agreement.

The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers’ investment allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Owl Rock Advisers’ investment allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to the Owl Rock Clients; however, there can be no assurance that the Owl Rock Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers’ investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by us or another investment fund or account) is suitable for us or another investment fund or account including the Owl Rock Clients. In making this assessment, the Owl Rock Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.

Pursuant to the Owl Rock Advisers’ investment allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Exemptive Relief

We, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching in respect of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. The Owl Rock Advisers’ investment allocation policy seeks to ensure equitable allocation of investment opportunities between us, the Owl Rock Clients, the Dyal Clients and/or other funds managed by our Adviser and its affiliates. See Part I, Item 1 ”BUSINESS — Affiliated Transactions” in our most recent Annual Report on Form 10-K.

In addition, pursuant to an exemptive order issued by the SEC on April 8, 2020 and applicable to all BDCs, through December 31, 2020, we were permitted, subject to the satisfaction of certain conditions, to complete follow-on investments in our existing portfolio companies with certain private funds managed by our Adviser or its affiliates and covered by our exemptive relief, even if such private funds have not previously invested in such existing portfolio company. Without this order, private funds would generally not be able to participate in such follow-on investments with the Company unless the private funds had previously acquired securities of the portfolio company in a co-investment transaction with the Company. Although the conditional exemptive order has expired, the SEC’s Division of Investment Management has indicated that until March 31, 2022, it will not recommend enforcement action, to the extent that any BDC with an existing co-investment order continues to engage in certain transactions described in the conditional exemptive order, pursuant to the same terms and conditions described therein. The Owl Rock Advisers’ investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolios of the other Owl Rock Clients and/or other funds managed by Owl Rock that could avail themselves of the exemptive relief and that have an investment objective similar to ours. See Part I, Item 1 ”BUSINESS — Affiliated Transactions” in our most recent Annual Report on Form 10-K.

Stock Repurchase Plan

On November 3, 2020, our Board approved a repurchase program (the “Repurchase Plan”) under which we may repurchase up to $100 million of our outstanding common stock. Under the program, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. Unless extended by the Board, the repurchase program will terminate 12-months from the date it was approved. As of June 30, 2021, no repurchases were made under the Repurchase Plan.

Corporate Information

Our principal executive offices are located at 399 Park Avenue, 38th floor, New York, NY 10022 and our telephone number is (212) 419-3000. Our corporate website is located at www.owlrockcapitalcorporation.com. Information on our website is not incorporated into or a part of this prospectus.

Recent Developments

Investment Team and Investment Committee

The Investment Team is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the investment committee. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged and, effective September 1, 2021, Jeff Walwyn. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. See Item 5 “Other Information” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (filed August 4, 2021).

The investment committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the members of the investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee.

Mr. Walwyn, 41, is a Managing Director in the Owl Rock division of Blue Owl, serves as the Head of Underwriting non-technology for each of the Owl Rock Advisers and, effective September 1, 2021, serves as a member of the Investment Committee of the Adviser and ORDA. Prior to joining Owl Rock in 2017, Mr. Walwyn was a Managing Director with Guggenheim Partners from 2015 until 2017. Upon Apollo Global Management’s acquisition of Gulf Steam Asset management in 2011, Mr. Walwyn joined Apollo and was a Principal until 2014. Prior to its acquisition by Apollo, Mr. Walwyn was a Vice President at Gulf Stream Asset Management where he started in 2006. Earlier in his career, Mr. Walwyn worked in Investment Banking with JPMorgan. Mr. Walwyn received a B.A. from Cornell University and an M.B.A. from Duke University’s Fuqua School of Business and is a CFA® charterholder.

Executive Officers

On August 3, 2021, the Board, appointed Jonathan Lamm to serve as the Company’s Chief Financial Officer and Chief Operating Officer, effective September 1, 2021. The Board also appointed Alan Kirshenbaum, who currently serves as the Company’s Chief Financial Officer, Chief Operating Officer and Treasurer, to serve as the Company’s Executive Vice President, and Matthew Swatt and Shari Withem to serve as the Company’s Co-Treasurers, each effective September 1, 2021. See Item 5 “Other Information” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (filed August 4, 2021).

Mr. Lamm, 47, is a Managing Director of Blue Owl. Prior to joining Owl Rock, a division of Blue Owl, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at

GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.

Mr. Swatt, 33, is a Principal of Blue Owl and serves as the Co-Controller for each of the Owl Rock BDCs. Prior to joining Owl Rock in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services — Alternative Investments practice of PricewaterhouseCoopers LLP where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.

Ms. Withem, 38, is a Principal of Blue Owl and serves as the Co-Controller for each of the Owl Rock BDCs. Prior to joining Owl Rock in March 2018, Ms. Withem was Vice President of TPG Special Situation Partners, a business development company traded on the NYSE (TSLX), where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq (MCGC) and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.

Biographical and other information about Mr. Kirshenbaum can be found in our definitive proxy statement filed with the SEC on July 9, 2021 and incorporated herein by reference.

Additional Offering of the 2028 Notes

On August 10, 2021, we entered into an underwriting agreement by and among us, our Adviser and BofA Securities, Inc., as representative of the several underwriters named in Schedule I thereto, in connection with the issuance and sale of an additional $400 million aggregate principal amount of our 2028 Notes (the “Additional 2028 Notes”). See our current report on Form 8-K filed with the SEC on August 12, 2021.

On August 17, 2021, we issued the Additional 2028 Notes. The Additional 2028 Notes were issued as additional notes under the Base Indenture, dated as of April 10, 2019, between us and Wells Fargo Bank, National Association, as supplemented by the Seventh Supplemental Indenture, dated as of June 11, 2021, pursuant to which we issued $450,000,000 aggregate principal amount of our 2028 Notes on June 11, 2021. See our current report on Form 8-K filed with the SEC on August 17, 2021.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found under the captions Part I, Item 1A “RISK FACTORS” in our most recent Annual Report on Form 10-K, Part II, Item 1A “RISK FACTORS” in our most recent Quarterly Report on Form 10-Q, and “Risk Factors” in this prospectus before deciding to invest in our securities. Risks involved in an investment in us include:

We are subject to risks related to the economy.

•	Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.

•	Economic recessions or downturns, including as a result of the COVID-19 pandemic, could impair our portfolio companies and harm our operating results.

We are subject to risks related to our business.

•	The lack of liquidity in our investments may adversely affect our business.

•	Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.

•

To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.

•	Because we have received the approval of our Board and our shareholders, we may incur additional leverage.

•

Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of our Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•

Our investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

•	Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

•	The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes, including the decommissioning of LIBOR.

We are subject to risks related to our Adviser and its affiliates.

•

The Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

•	Our fee structure may create incentives for our Adviser to make speculative investments or use substantial leverage.

•	Our ability to enter into transactions with our affiliates is restricted.

We are subject to risks related to business development companies.

•

Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

We are subject to risks related to our investments.

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investments.

•	An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

•

Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

•

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities which are often referred to as “junk,” have predominately speculative characteristics with respect to the issuer’s capacity to pay.

•

To the extent original issue discount (“OID”) and payment-in-kind (“PIK”) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of the cash representing such income.

•	Our first-lien security interests in unitranche loans may rank junior to the interests of other lenders.

•

Our investments in second-lien and mezzanine debt generally will be subordinated to senior loans and will either have junior security interests or be unsecured, which may result in greater risk and loss of principal.

•	Some of the loans in which we may invest may be “covenant-lite” loans, which may have a greater risk of loss as compared to investments in or exposure to loans with financial maintenance covenants.

•	International investments create additional risks.

We are subject to risks related to an investment in our common stock.

•	The market value of our common stock may fluctuate significantly.

•

The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limit on the extent to which we may use borrowings, if any, and we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

We are subject to risks related to U.S. federal income tax.

•

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

General Risk Factors

•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•	We expend significant financial and other resources to comply with the requirements of being a public entity.

THE OFFERING SUMMARY

We may offer, from time to time, in one or more offerings or series, of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of such an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing shareholders, (b) with the prior approval of the majority of our outstanding voting securities or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Related to Offerings Pursuant to this Prospectus” below and Part I, Item 1A “RISK FACTORS — Risks Related to an Investment in Our Common Stock” in our most recent Annual Report on Form 10-K as well as in any of our subsequent SEC filings for more information.

We may offer our securities directly to one or more purchasers, including existing shareholders in a rights offering by us, through agents that we designate from time to time or to or through underwriters or dealers.

The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and the agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of the securities pursuant to the registration statement of which this prospectus is a part through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and repaying indebtedness (which will be subject to reborrowing).

Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

See “Use of Proceeds” in this prospectus.

Symbol on the New York Stock Exchange	“ORCC”

Distributions

We intend to pay quarterly distributions to our shareholders out of assets legally available for distribution.

The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future quarterly dividends, if any, will be determined by our Board. See “Distributions” in this prospectus.

To maintain our tax treatment as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company” in this prospectus.

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct from our taxable income qualifying distributions to our shareholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of earnings that we retain and do not distribute.

To maintain our status as a RIC and to avoid being subject to corporate-level U.S. federal income taxation on our earnings, we must, among other things:

•  maintain our election under the 1940 Act to be treated as a BDC;

•  derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

•  maintain diversified holdings.

In addition, to receive tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.

As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders as dividends. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we will be subject to a nondeductible 4% U.S. federal excise tax. We may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See “Distributions” and “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Leverage

As a BDC, we are permitted under the 1940 Act to borrow funds or issue “senior securities” to finance a portion of our investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. Because we received our Board’s and shareholders’ approval, our minimum asset coverage is 150% beginning on June 9, 2020. See Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Leverage” in our most recent Annual Report on Form 10-K, Part I, Item 2 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Leverage” in our most recent Quarterly Report on Form 10-Q, and “Risk Factors – Risks Related to Our Investments – Because we have received the approval of our Board and our shareholders, we may incur additional leverage” in this prospectus. As a result, beginning June 9, 2020, we may borrow up to $2 for every $1 of investor equity.

The costs associated with our borrowings, including any increase in the management fee payable to the Adviser, are borne by our shareholders. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K.

As of June 30, 2021, our asset coverage was 187%.

Dividend reinvestment plan

We have adopted an “opt out” dividend reinvestment plan for our shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. There will be no up-front selling commissions or dealer manager fees to you if you elect to participate in the dividend reinvestment plan. We will pay the plan administrator fees under the plan.

Shareholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan” in this prospectus.

Investment Advisory Fees

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by our shareholders.

The Management Fee is payable quarterly in arrears. The Management Fee is payable at an annual rate of (x) 1.50% of the average of the Company’s gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, and (y) 1.00% of the average of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, in each case at the end of the two most recently completed calendar quarters payable quarterly in arrears. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date, and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser. The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof. In addition, the Adviser agreed at all times prior to the fifteen-month anniversary of the Listing Date, to waive (i) any portion of the Management Fee that is in excess of 0.75% of the Company’s gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts at the end of the two most recently completed calendar quarters, calculated in accordance with the Investment Advisory Agreement, and (ii) the entire Incentive Fee (including, for the avoidance of doubt, both the portion of the Incentive Fee based on our income and the Capital Gains Incentive Fee). See Part I, Item 1 “BUSINESS — Compensation of the Adviser” in our most recent Annual Report on Form 10-K.

Administration Agreement

We reimburse the Adviser under the Administration Agreement, for certain administrative services to us.

These services include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Company will reimburse the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party. See Part I, Item 1 “BUSINESS — Administration Agreement” in our most recent Annual Report on Form 10-K.

License Arrangements	We have entered into a license agreement (the “License Agreement”) with an affiliate of Blue Owl, pursuant to which we were granted a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, we have a right to use the Owl Rock name for so long as Blue Owl or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Owl Rock” name or logo. See “Part I, Item 1 “BUSINESS — License Agreement” in our most recent Annual Report on Form 10-K.

Trading at a Discount	Shares of closed-end investment companies, including BDCs frequently trade at a discount to their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have shareholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See Part I, Item IA “RISK FACTORS” in our most recent Annual Report on Form 10-K, Part II, Item 1A “RISK FACTORS” in our most recent Quarterly Report on Form 10-Q, and “Risk Factors” in this prospectus.

Custodian, Transfer and Dividend Paying Agent and Registrar	State Street serves as our custodian and will serve as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar” in this prospectus.

Available Information

We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the securities being offered by this prospectus. We are also required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov.

We maintain a website at www.owlrockcapitalcorporation.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 399 Park Avenue, 38th floor, New York, New York 10022, Attention: Investor Relations, or by emailing us at ORCCIR@owlrock.com.

Incorporation of Certain Information by Reference	This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any supplement thereto is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation of Certain Information by Reference” in this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.

Shareholder transaction expenses:
Sales load	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total shareholder transaction expenses (as a percentage of offering price)	—%

Annual expenses (as a percentage of net assets attributable to common stock):
Management Fee payable under the Investment Advisory Agreement	3.0	%(4)
Incentive Fee payable under the Investment Advisory Agreement	1.6	%(5)
Interest payments on borrowed funds	3.5	%(6)
Other expenses	0.4	%(7)(8)
Acquired Fund Fees and Expenses	0.2	%(9)

Total annual expenses	8.7	%(8)(10)

(1)	In the event that the securities are sold to or through underwriters, a related prospectus supplement will disclose the applicable sales load (underwriting discount or commission).
(2)

A related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated amount of offering expenses borne by the Company as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.
(4)

The Management Fee is 1.50% of our average gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts and assuming we borrow funds equal to 100% of net assets). We may from time to time decide it is appropriate to change the terms of the agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to shareholders for approval. The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets).

(5)

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. The portion of the Incentive Fee based on income is determined and paid quarterly in arrears commencing with the first calendar quarter following the Listing Date, and equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that calendar quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an incentive fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement, as discussed below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest (“PIK”) and zero coupon securities), accrued income that we may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following the Listing Date. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that calendar quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

The second component of the Incentive Fee, the Capital Gains Incentive Fee, payable at the end of each calendar year in arrears, equals 17.5% of cumulative realized capital gains from the Listing Date to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of our investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the quarter in which the Listing Date occurred; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

(6)

The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our average net assets in the following 12-month period, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings, on the amount borrowed is 3.5%. Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under the Revolving Credit Facility, our SPV Asset Facilities, the 2023 Notes, the 2024 Notes, the 2025 Notes, July 2025 Notes, the 2026 Notes, the July 2026 Notes, the 2027 Notes, the 2028 Notes, CLO I, CLO II, CLO III, CLO IV, CLO V and CLO VI. The assumed weighted average interest rate on our total debt outstanding was 3.1%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)

Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser. We based these expenses on estimated amounts for the current fiscal year.

(8)	Estimated.
(9)

Our shareholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of ORCC SLF, our joint venture with Nationwide Life Insurance Company, which is our only Acquired Fund as of June 30, 2021.

(10)

This table reflects all of the fees and expenses borne by us with respect to CLO I, CLO II, CLO III, CLO IV, CLO V and CLO VI, but does not include fees payable to but waived by the Adviser for serving as collateral manager to the CLO Issuers.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$87	$265	$448	$926

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income portion of the Incentive Fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the capital gains portion of the Incentive Fee under the Investment Advisory Agreement. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA AND OTHER INFORMATION

The selected consolidated financial information and other data presented below should be read in conjunction with Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” in our 2020 Annual Report on Form 10-K, Part I, Item 2 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and our consolidated financial statements and the related notes thereto and other financial information incorporated by reference in this prospectus.

The following table below sets forth our selected consolidated historical financial data for the years ended December 31, 2020, 2019, 2018, 2017 and 2016. The selected consolidated historical financial data has been derived from our audited consolidated financial statements and related notes, which are incorporated by reference in this prospectus. We derived the selected consolidated financial data for the six months ended June 2021 and 2020 from our unaudited consolidated financial statements.

The selected financial data in this section is not intended to replace the consolidated financial statements and is qualified in its entirety by our consolidated financial statements and related notes incorporated by reference in this prospectus to the consolidated financial statements in our 2020 Annual Report on Form 10-K.

Information under the caption Part II, Item 6 “SELECTED FINANCIAL DATA” in our most recent subsequently filed Annual Report on Form 10-K is incorporated herein by reference. Such information should be read in conjunction with Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” in such subsequently filed Annual Report on Form 10-K.

	As of and for the Six Months Ended June 30,		As of and for the Year Ended December 31,
($ in millions, except per share amounts)	2021	2020	2020	2019	2018	2017	2016
Consolidated Statement of Operations Data
Income
Total investment income	$470.6	$395.0	$803.3	718.0	$388.7	$159.9	$28.8
Expenses
Total operating expenses	247.5	200.5	414.7	290.5	142.2	65.9	19.4
Management and incentive fees waived	—	(82.4)	(130.9)	(73.4)	—	—	—

Net operating expenses	247.5	118.1	283.8	217.1	142.2	65.9	19.4
Net investment income before income taxes	223.1	276.8	519.5	500.9	246.5	94.0	9.4
Income tax expense (benefit), including excise tax expense (benefit)	1.3	1.4	2.0	2.0	1.1	0.2	0.4

Net investment income after income taxes	221.8	275.4	517.5	498.9	245.4	93.8	9.0
Total change in net unrealized gain (loss)	111.7	(284.6)	(76.0)	(3.7)	(43.6)	9.2	7.6
Total net realized gain (loss)	(25.5)	0.3	(53.8)	2.8	0.4	0.7	—

	As of and for the Six Months Ended June 30,		As of and for the Year Ended December 31,
($ in millions, except per share amounts)	2021	2020	2020	2019	2018	2017	2016
Increase (decrease) in net assets resulting from operations	$308.0	$(9.0)	$387.7	498.0	$202.2	$103.7	$16.6

Earnings per common share – basic and diluted	$0.79	$(0.02)	$1.00	1.53	$1.38	$1.55	0.78

Consolidated Balance Sheet Data
Cash and restricted cash, including foreign cash	$627.2	$188.0	$357.9	$317.2	$127.6	$20.1	$209.4
Investments at fair value	$11,906.9	$9,210.7	$10,842.1	$8,799.2	$5,784.1	$2,389.8	$967.4
Total assets	12,635.4	9,497.1	11,304.4	9,203.6	5,951.0	2,443.5	1,180.8
Total debt (net of unamortized debt issuance costs)	6,383.7	3,494.9	5,292.7	3,038.2	2,567.7	919.4	491.9
Total liabilities	6,793.2	3,911.4	5,557.9	3,226.3	2,686.2	971.0	500.3
Total net assets	$5,842.3	$5,585.8	$5,746.4	$5,977.3	$3,264.8	$1,472.6	680.5
Net asset value per share	$14.90	$14.52	$14.74	15.24	$15.10	$15.03	14.85

	As of and for the Six Months Ended June 30,		As of and for the Year Ended December 31,
($ in millions, except per share amounts)	2021	2020	2020	2019	2018	2017	2016
Other Data:
Number of portfolio companies	129	102	119	98	73	40	21
Distributions Declared Per Share	$0.62	$0.78	$1.56	$1.45	$1.42	$1.35	$0.06
Total Return, based on market value(1)	17.6%	(26.9)%	(20.1)%	22.0%	N/A	N/A	N/A
Total return based on net asset value(2)	5.3%	1.0%	8.7%	10.7%	10.2%	10.6%	(0.6)%
Weighted average total yield of portfolio at fair value	8.1%	7.7%	8.1%	8.7%	9.4%	8.8%	9.0%
Weighted average total yield of portfolio at amortized cost	8.0%	7.5%	8.0%	8.6%	9.4%	8.9%	9.0%
Weighted average yield of debt and income producing securities at fair value	8.3%	7.9%	8.3%	8.7%	9.4%	8.8%	9.0%
Weighted average yield of debt and income producing securities at amortized cost	8.2%	7.7%	8.2%	8.6%	9.4%	8.9%	9.0%
Fair value of debt investments as a percentage of principal	98.1%	95.1%	97.3%	98.0%	97.9%	98.9%	98.8%

(1)

Total return based on market value is calculated as the change in market value per share during the respective periods, taking into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. The beginning market value per share is based on the initial public offering price of $15.30 per share. Our common stock began trading on the New York Stock Exchange under the symbol “ORCC” on July 18, 2019.

(2)

Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by beginning NAV per share.

SELECTED QUARTERLY FINANCIAL DATA

(dollar amounts in thousands, except per share data)

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2021	June 30, 2021
Investment income	$221,573	$249,015
Net expenses	$118,918	$129,886

Net investment income (loss)	$102,655	$119,129
Net realized and change in unrealized gains (losses)	$55,190	$31,051

Increase (decrease) in net assets resulting from operations	$157,845	$150,180
Net asset value per share as of the end of the quarter	$14.82	$14.90
Earnings (losses) per share – basic and diluted	$0.40	$0.38

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Investment income	$204,732	$190,242	$187,059	$221,254
Net expenses	$58,476	$61,080	$59,622	$106,653

Net investment income (loss)	$146,256	$129,162	$127,437	$114,601
Net realized and unrealized gains (losses)	$(458,846)	$174,457	$88,610	$66,063

Increase (decrease) in net assets resulting from operations	$(312,590)	$303,619	$216,047	$180,664
Net asset value per share as of the end of the quarter	$14.09	$14.52	$14.67	$14.74
Earnings (losses) per share – basic and diluted	$(0.79)	$0.79	$0.56	$0.46

	For the three months ended
(amounts in thousands, except share and per share data)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Investment income	$151,475	$176,135	$188,154	$202,255
Net expenses	$55,470	$56,513	$50,248	$56,882

Net investment income (loss)	$96,005	$119,622	$137,906	$145,373
Net realized and unrealized gains (losses)	$18,482	$5,048	$(19,254)	$(5,181)

Increase (decrease) in net assets resulting from operations	$114,487	$124,670	$118,652	$140,192
Net asset value per share as of the end of the quarter	$15.26	$15.28	$15.22	$15.24
Earnings (losses) per share – basic and diluted	$0.49	$0.44	$0.31	$0.36

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks associated with the investment, including those described in this prospectus, the accompanying prospectus supplement, Part I, Item IA “RISK FACTORS” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus in their entirety, Part II, Item 1A “RISK FACTORS” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference into this prospectus in their entirety, any document incorporated by reference herein, and any free writing prospectus we may authorize in connection with a specific offering. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out in this prospectus, the accompanying prospectus supplement, Part I, Item IA “RISK FACTORS” in our most recent Annual Report on Form 10-K, Part II, Item 1A “RISK FACTORS” in our most recent Quarterly Report on Form 10-Q, any document incorporated by reference herein, and any free writing prospectus we may authorize in connection with a specific offering are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in the prospectus, any prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Owl Rock Capital Corporation (the “Company,” “we” or “our”), our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•

an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•	an economic downturn could also impact availability and pricing of our financing and our ability to access the debt and equity capital markets;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•

the impact of the novel strain of coronavirus known as “COVID-19” and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy;

•	interest rate volatility, including the decommissioning of LIBOR, could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies including our and their ability to achieve our respective objectives as a result of the current COVID-19 pandemic;

•	the impact of interest and inflation rates on our business prospects and the prospects of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the ability of our portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	the speculative and illiquid nature of our investments;

•	the use of borrowed money to finance a portion of our investments as well as any expectations regarding potential use of leverage;

•	the adequacy of our financing sources and working capital;

•	the loss of key personnel;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser to attract and retain highly talented professionals;

•	our ability to maintain our tax treatment as a RIC under the Code, and as a BDC.

•	the effect of legal, tax and regulatory changes; and

•	other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the dates of this prospectus, the prospectus supplement, any documents we may incorporate by reference herein, and any related free writing prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are an investment company, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 21E of the Securities Act of 1934 Act, as amended (the “Exchange Act”).

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things, investing in accordance with our investment objective and strategies described in this prospectus and repaying indebtedness (which will be subject to reborrowing). The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take less than three months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised.

Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower dividends, if any, during such period.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “ORCC.” Our common stock has traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at a price per share at, above or below net asset value per share. See “Risk Factors — Risks Related to Offerings Pursuant to this Prospectus” in this prospectus and Part I, Item 1A “RISK FACTORS — Risks Related to an Investment in Our Common Stock” in our most recent Annual Report on Form 10-K as well as in any subsequent SEC filing for more information.

The following table sets forth the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to net asset value and the dividends declared by us in each fiscal quarter since we began trading on the NYSE. On August 17, 2021, the last reported closing sales price of our common stock on the NYSE was $14.59 per share, which represented a discount of approximately -2.08% to the net asset value per share reported by us as of June 30, 2021.

			Price Range
Period	Net Asset Value(1)		High		Low		High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)	Cash Dividend Per Share(3)
Year Ended December 31, 2021
Third Quarter (through August 17, 2021	$	*	$14.73		$14.13		*	*	*
Second Quarter		$14.90	$14.85		$13.55		-0.3%	-9.1%	$0.31	(12)
First Quarter		$14.82	$14.29		$12.31		-3.6%	-16.9%	$0.31	(11)

Year Ended December 31, 2020
First Quarter		$14.09	$17.76		$8.25		26.0%	-41.4%	$0.39	(7)
Second Quarter		$14.52	$13.49		$10.14		-7.1%	-30.2%	$0.39	(8)
Third Quarter		$14.67	$12.70		$11.70		-13.4%	-20.2%	$0.39	(9)
Fourth Quarter		$14.74	$13.74		$11.37		-6.8%	-22.9%	$0.39	(10)

Year Ended December 31, 2019
First Quarter		$15.26	N/A	(4)	N/A	(4)	N/A	N/A	$0.33
Second Quarter		$15.28	N/A	(4)	N/A	(4)	N/A	N/A	$0.44
Third Quarter		$15.22	$18.04		$15.49		18.5%	1.8%	$0.33	(5)
Fourth Quarter		$15.24	$19.13		$15.73		25.5%	3.2%	$0.35	(6)

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.
(4)

On July 22, 2019, the Company closed its initial public offering (“IPO”), issuing 10 million shares of its common stock at a public offering price of $15.30 per share. On August 2, 2019, the Company issued a total of 1,500,000 shares of its common stock pursuant to the exercise of the underwriters’ over-allotment option.

(5)

Consists of a quarterly dividend of $0.31 per share and additional dividends of $0.02 per share, payable on or before November 15, 2019, subject to the satisfaction of certain Maryland Law requirements.

(6)

Consists of a quarterly dividend of $0.31 per share and additional dividends of $0.04 per share, payable on or before January 31, 2020, subject to the satisfaction of certain Maryland Law requirements.

(7)	Consists of a quarterly dividend of $0.31 per share and additional dividend of $0.08 per share, payable on or before May 15, 2020 subject to the satisfaction of certain Maryland law requirements.
(8)	Consists of a quarterly dividend of $0.31 per share and additional dividend of $0.08 per share, payable on or before August 14, 2020 subject to the satisfaction of certain Maryland law requirements.

(9)	Consists of a quarterly dividend of $0.31 per share and additional dividend of $0.08 per share, payable on or before November 13, 2020 subject to the satisfaction of certain Maryland law requirements.
(10)	Consists of a quarterly dividend of $0.31 per share and additional dividend of $0.08 per share, payable on or before January 19, 2021 subject to the satisfaction of certain Maryland law requirements.
(11)	Consists of a quarterly dividend of $0.31 per share, payable on or before May 14, 2021 subject to the satisfaction of certain Maryland law requirements.
(12)	Consists of a quarterly dividend of $0.31 per share, payable on or before August 13, 2021 subject to the satisfaction of certain Maryland law requirements.
*	Not determined at time of filing.

To maintain our tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income (excluding any net capital gains) reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any income or gains recognized, but not distributed, in preceding years on which we paid no corporate level U.S. federal income tax.

We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement. See Part I, Item 1A “RISK FACTORS — Federal Income Tax Risks — We will be subject to corporate-level income tax if we are unable to qualify and maintain our qualification as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries” in our most recent Annual Report on 10-K as well as any subsequent SEC filing.

Dividends Declared

The following table reflects the distributions declared on shares of the Company’s common stock during the six months ended June 30, 2021:

Date Declared	Record Date	Payment Date	Distribution per Share
August 3, 2021	September 30, 2021	November 15, 2021	$0.31
May 5, 2021	June 30, 2021	August 13, 2021	$0.31
February 23, 2021	March 31, 2021	May 14, 2021	$0.31

The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2020:

	December 31, 2020
Date Declared	Record Date	Payment Date	Distribution per Share
November 3, 2020	December 31, 2020	January 19, 2020	$0.31
May 28, 2019 (special dividend)	December 31, 2020	January 19, 2020	$0.08
August 4, 2020	September 30, 2020	November 13, 2020	$0.31
May 28, 2019 (special dividend)	September 30, 2020	November 13, 2020	$0.08
May 5, 2020	June 30, 2020	August 14, 2020	$0.31
May 28, 2019 (special dividend)	June 30, 2020	August 14, 2020	$0.08
February 19, 2020	March 31, 2020	May 15, 2020	$0.31
May 28, 2019 (special dividend)	March 31, 2020	May 15, 2020	$0.08

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2019:

	December 31, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
October 30, 2019	December 31, 2019	January 31, 2020	$0.31
May 28, 2019 (special dividend)	December 31, 2019	January 31, 2020	$0.04
May 28, 2019	September 30, 2019	November 15, 2019	$0.31
May 28, 2019 (special dividend)	September 30, 2019	November 15, 2019	$0.02
June 4, 2019	June 14, 2019	August 15, 2019	$0.44
February 27, 2019	March 31, 2019	May 14, 2019	$0.33

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2018:

	December 31, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
November 6, 2018	December 31, 2018	January 31, 2019	$0.36
August 7, 2018	September 30, 2018	November 15, 2018	$0.39
June 22, 2018	June 30, 2018	August 15, 2018	$0.34
March 2, 2018	March 31, 2018	April 30, 2018	$0.33

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2017:

	December 31, 2017
Date Declared	Record Date	Payment Date	Distribution per Share
November 7, 2017	December 31, 2017	January 31, 2018	$0.34
November 7, 2017	November 7, 2017	November 14, 2017	$0.32
August 8, 2017	August 8, 2017	August 15, 2017	$0.26
May 9, 2017	May 9, 2017	May 15, 2017	$0.24
March 7, 2017	March 7, 2017	March 15, 2017	$0.19

The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2016:

	December 31, 2016
Date Declared	Record Date	Payment Date	Distribution per Share
November 8, 2016	November 15, 2016	November 30, 2016	$0.06

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information included under the captions “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” in Part II, Item 7 of our most recent Annual Report on Form 10-K and Part I, Item 2 of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

THE COMPANY

The information in the sections entitled “BUSINESS” in Part I, Item 1 and “PROPERTIES” in Part I, Item 2 of our most recent Annual Report on Form 10-K and in the section entitled “LEGAL PROCEEDINGS” in Part I, Item 3 in our most recent Annual Report on Form 10-K and Part II, Item 1 of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities as of the unaudited fiscal quarter ended June 30, 2021 and as of the end of the fiscal years ended December 31, 2020, 2019, 2018, 2017, and 2016 is located under the captions “Senior Securities” in Part I, Item 2 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Financial Condition, Liquidity and Capital Resources — Debt” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (filed August 4, 2021) and Part II, Item 5, “MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED SHAREHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES” of our most recent Annual Report on Form 10-K, each of which is incorporated herein by reference. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2020 is included in our most recent Annual Report on Form 10-K (filed on February 23, 2021), and is incorporated by reference into the registration statement of which this prospectus is a part.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of June 30, 2021. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of June 30, 2021, other than ORCC SLF, Wingspire Capital Holdings LLC, and Swipe Acquisition Corporation (dba PLI) we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
3ES Innovation Inc. (dba Aucerna)(1)(3) Suite 800, 250 - 2nd Street S.W. Calgary, Alberta, Canada	Internet software and services	First lien senior secured loan	L + 6.75%	5/13/2025	0.00%	61,572	60,958	60,802
3ES Innovation Inc. (dba Aucerna)(1)(10) Suite 800, 250 - 2nd Street S.W. Calgary, Alberta, Canada	Internet software and services	First lien senior secured revolving loan	L + 6.75%	5/13/2025	0.00%	—	(31)	(49)
ABB/Con-cise Optical Group LLC(1)(4) 12301 NW 39th Street Coral Springs, FL 33065	Distribution	First lien senior secured loan	L + 5.00%	6/15/2023	0.00%	75,225	74,766	72,216
ABB/Con-cise Optical Group LLC(1)(4) 12301 NW 39th Street Coral Springs, FL 33065	Distribution	Second lien senior secured loan	L + 9.00%	6/17/2024	0.00%	25,000	24,653	23,250
Accela, Inc.(1)(2) 2633 Camino Ramon, Suite 500 San Ramon, CA 94583	Internet software and services	First lien senior secured loan	L + 4.94% (incl. 1.69% PIK)	9/28/2023	0.00%	22,277	22,096	22,277
Accela, Inc.(1)(10) 2633 Camino Ramon, Suite 500 San Ramon, CA 94583	Internet software and services	First lien senior secured revolving loan	L + 7.00%	9/28/2023	0.00%	—	—	—
Access CIG, LLC(1)(2) 6818 A Patterson Pass Road Livermore, CA 94550	Business services	Second lien senior secured loan	L + 7.75%	2/27/2026	0.00%	58,760	58,300	58,319
Amspec Services Inc.(1)(3) 1249 S River Rd Cranbury, NJ 08512	Professional services	First lien senior secured loan	L + 5.75%	7/2/2024	0.00%	110,834	109,686	109,172
Amspec Services Inc.(1)(6)(10) 1249 S River Rd Cranbury, NJ 08512	Professional services	First lien senior secured revolving loan	P + 3.75%	7/2/2024	0.00%	2,353	2,226	2,136
Apptio, Inc.(1)(4) 11100 NE 8th Street, Suite 600 Bellevue, WA 98004	Internet software and services	First lien senior secured loan	L + 7.25%	1/10/2025	0.00%	50,916	50,075	50,916
Apptio, Inc.(1)(4)(10) 11100 NE 8th Street, Suite 600 Bellevue, WA 98004	Internet software and services	First lien senior secured revolving loan	L + 7.25%	1/10/2025	0.00%	1,112	1,079	1,112
Aramsco, Inc.(1)(2) PO Box 29 Thorofare, NJ 08086	Distribution	First lien senior secured loan	L + 5.25%	8/28/2024	0.00%	56,188	55,391	56,188
Aramsco, Inc.(1)(10) PO Box 29 Thorofare, NJ 08086	Distribution	First lien senior secured revolving loan	L + 5.25%	8/28/2024	0.00%	—	(110)	—
Ardonagh Midco 3 PLC(1)(8) 1 Minster Court, Mincing Lane London EC3R 7AA United Kingdom	Insurance	First lien senior secured loan	E + 7.71% (incl. 2.27% PIK)	7/14/2026	0.00%	10,710	9,868	10,710
Ardonagh Midco 3 PLC(1)(9) 1 Minster Court, Mincing Lane London EC3R 7AA United Kingdom	Insurance	First lien senior secured loan	G + 7.71% (incl. 2.27% PIK)	7/14/2026	0.00%	118,510	105,233	118,510
Ardonagh Midco 2 PLC 1 Minster Court, Mincing Lane London EC3R 7AA United Kingdom	Insurance	Unsecured notes	12.75% PIK	1/15/2027	0.00%	9,896	9,815	10,809
Aruba Investments Holdings LLC (dba Angus Chemical Company)(1)(4) 1500 E Lake Cook Rd Buffalo Grove, IL 60089	Chemicals	Second lien senior secured loan	L + 7.75%	11/24/2028	0.00%	10,000	9,860	9,950

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Associations, Inc.(1)(3) 5401 North Central Expressway, Suite 300 Dallas, TX 75205	Buildings and real estate	First lien senior secured loan	L + 7.00% (incl. 3.00% PIK)	7/30/2024	0.00%	311,239	308,847	311,239
Associations, Inc.(1)(3)(10) 5401 North Central Expressway, Suite 300 Dallas, TX 75205	Buildings and real estate	First lien senior secured delayed draw term loan	L + 7.00% (incl. 3.00% PIK)	7/30/2021	0.00%	60,069	59,699	60,065
Associations, Inc.(1)(3) 5401 North Central Expressway, Suite 300 Dallas, TX 75205	Buildings and real estate	First lien senior secured revolving loan	L + 6.00%	7/30/2024	0.00%	11,543	11,469	11,543
Aviation Solutions Midco, LLC (dba STS Aviation)(1)(3) 2000 NE Jensen Beach Blvd Jensen Beach, FL 34957	Aerospace and defense	First lien senior secured loan	L + 8.25%	1/3/2025	0.00%	215,628	212,969	191,908
AxiomSL Group, Inc.(1)(3) 45 Broadway, 27th Floor New York, NY, 10006	Financial services	First lien senior secured loan	L + 6.50%	12/3/2027	0.00%	78,266	77,167	77,875
AxiomSL Group, Inc.(1)(10) 45 Broadway, 27th Floor New York, NY, 10006	Financial services	First lien senior secured revolving loan	L + 6.50%	12/3/2025	0.00%	—	(124)	(47)
Barracuda Dental LLC (dba National Dentex)(1)(3) 11601 Kew Gardens Ave, Suite 200 Palm Beach Gardens, FL 33410	Healthcare providers and services	First lien senior secured loan	L + 7.00%	10/27/2025	0.00%	101,441	99,881	100,428
Barracuda Dental LLC (dba National Dentex)(1)(10) 11601 Kew Gardens Ave, Suite 200 Palm Beach Gardens, FL 33410	Healthcare providers and services	First lien senior secured delayed draw term loan	L + 7.00%	3/31/2022	0.00%	—	(18)	—
Barracuda Dental LLC (dba National Dentex)(1)(3)(10) 11601 Kew Gardens Ave, Suite 200 Palm Beach Gardens, FL 33410	Healthcare providers and services	First lien senior secured revolving loan	L + 7.00%	10/27/2025	0.00%	1,405	1,260	1,311
BCPE Nucleon (DE) SPV, LP(1)(4) 4001 Kennett Pike, Suite 302 Wilmington, DE 19807	Internet software and services	First lien senior secured loan	L + 7.00%	9/24/2026	0.00%	189,778	187,147	188,354
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(3) 11811 I St. Omaha, NE 68137	Internet software and services	First lien senior secured loan	L + 7.00%	12/23/2026	0.00%	44,643	44,227	44,420
BCTO BSI Buyer, Inc. (dba Buildertrend)(1)(10) 11811 I St. Omaha, NE 68137	Internet software and services	First lien senior secured revolving loan	L + 7.00%	12/23/2026	0.00%	—	(49)	(27)
BIG Buyer, LLC(1)(4) 631 North 400 West Salt Lake City, UT 84103	Specialty Retail	First lien senior secured loan	L + 6.50%	11/20/2023	0.00%	60,468	59,653	59,901
BIG Buyer, LLC(1)(10) 631 North 400 West Salt Lake City, UT 84103	Specialty Retail	First lien senior secured delayed draw term loan	L + 6.50%	4/28/2022	0.00%	—	(87)	(37)
BIG Buyer, LLC(1)(10) 631 North 400 West Salt Lake City, UT 84103	Specialty Retail	First lien senior secured revolving loan	L + 6.50%	11/20/2023	0.00%	—	(57)	(38)

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Black Mountain Sand Eagle Ford LLC(1)(3) 420 Commerce Street, Suite 500 Fort Worth, TX 76102	Oil and gas	First lien senior secured loan	L + 8.25%	8/17/2022	0.00%	44,745	44,613	41,390
Blackhawk Network Holdings, Inc.(1)(2) 6220 Stoneridge Mall Road Pleasanton, CA 94588	Financial services	Second lien senior secured loan	L + 7.00%	6/15/2026	0.00%	106,400	105,703	105,336
Blend Labs, Inc.(1)(3) 415 Kearny St San Francisco, CA, 94108-2803	Financial services	First lien senior secured loan	L + 7.50%	7/1/2026	0.00%	67,500	65,850	65,948
Blend Labs, Inc.(1)(10) 415 Kearny St San Francisco, CA, 94108-2803	Financial services	First lien senior secured revolving loan	L + 7.50%	7/1/2026	0.00%	—	(75)	(173)
Blend Labs, Inc. 415 Kearny St San Francisco, CA, 94108-2803	Financial services	Preferred Stock	N/A	N/A	0.03%	216,953	1,000	1,000
BP Veraison Holdings, LLC (dba Sun World)(1)(3) 5701 Truxtun Ave Bakersfield, CA 93309	Food and beverage	First lien senior secured loan	L + 5.75%	5/12/2027	0.00%	69,730	68,878	68,858
BP Veraison Holdings, LLC (dba Sun World)(1)(10) 5701 Truxtun Ave Bakersfield, CA 93309	Food and beverage	First lien senior secured delayed draw term loan	L + 5.75%	5/12/2023	0.00%	—	(35)	(36)
BP Veraison Holdings, LLC (dba Sun World)(1)(10) 5701 Truxtun Ave Bakersfield, CA 93309	Food and beverage	First lien senior secured revolving loan	L + 5.75%	5/12/2027	0.00%	—	(106)	(109)
Bracket Intermediate Holding Corp.(1)(3) 575 East Swedesford Road, Suite 200 Wayne, PA 19087	Healthcare technology	First lien senior secured loan	L + 4.25%	9/5/2025	0.00%	518	486	517
Bracket Intermediate Holding Corp.(1)(3) 575 East Swedesford Road, Suite 200 Wayne, PA 19087	Healthcare technology	Second lien senior secured loan	L + 8.13%	9/7/2026	0.00%	26,250	25,866	26,053
Centrify Corporation(1)(3) 3393 Octavius Drive, Suite 100 Santa Clara, CA 95054	Internet software and services	First lien senior secured loan	L + 6.00%	3/2/2028	0.00%	67,239	65,613	65,558
Centrify Corporation(1)(10) 3393 Octavius Drive, Suite 100 Santa Clara, CA 95054	Internet software and services	First lien senior secured revolving loan	L + 6.00%	3/2/2027	0.00%	—	(190)	(170)
CIBT Global, Inc.(1)(6) 1600 International Drive, Suite 600 McLean, VA 22102	Business services	First lien senior secured loan	P + 4.25% (incl. 3.25% PIK)	6/3/2024	0.00%	841	614	614
CIBT Global, Inc.(1)(3) 1600 International Drive, Suite 600 McLean, VA 22102	Business services	Second lien senior secured loan	L + 7.75% (incl. 6.75% PIK)	12/1/2025	0.00%	63,678	26,745	26,745
Conair Holdings, LLC(1)(3) 1 Cummings Point Road Stamford, CT, 06902	Consumer products	Second lien senior secured loan	L + 7.50%	5/17/2029	0.00%	187,500	186,109	186,094

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
ASP Conair Holdings LP 1 Cummings Point Road Stamford, CT, 06902	Consumer products	Class A Units	N/A	N/A	0.84%	60,714	6,071	6,071
Confluent Health, LLC.(1)(2) 175 S English Station Rd Ste. 218 Louisville, KY 40245	Healthcare providers and services	First lien senior secured loan	L + 5.00%	6/24/2026	0.00%	17,640	17,511	17,464
ConnectWise, LLC(1)(2) 4110 George Rd., Suite 200 Tampa, FL, 33634	Business services	First lien senior secured loan	L + 5.25%	2/28/2025	0.00%	177,747	176,259	177,747
ConnectWise, LLC(1)(2)(10) 4110 George Rd., Suite 200 Tampa, FL, 33634	Business services	First lien senior secured revolving loan	L + 5.25%	2/28/2025	0.00%	1,250	1,094	1,250
Patriot Holdings SCSp (dba Corza Health, Inc.) 247 Stanton Drive Westwood, MA, 02090	Healthcare equipment and services	Class A Units	8.00% PIK	N/A	1.12%	96,205	7,223	7,223
Patriot Holdings SCSp (dba Corza Health, Inc.) 247 Stanton Drive Westwood, MA, 02090	Healthcare equipment and services	Class B Units	N/A	N/A	0.96%	6,986	—	—
Definitive Healthcare Holdings, LLC(1)(3) 550 Cochituate Rd Framingham, MA 01701	Healthcare technology	First lien senior secured loan	L + 5.25%	7/16/2026	0.00%	169,435	168,171	169,435
Definitive Healthcare Holdings, LLC(1)(3)(10) 550 Cochituate Rd Framingham, MA 01701	Healthcare technology	First lien senior secured delayed draw term loan	L + 5.25%	7/16/2021	0.00%	6,689	6,460	6,689
Definitive Healthcare Holdings, LLC(1)(10) 550 Cochituate Rd Framingham, MA 01701	Healthcare technology	First lien senior secured revolving loan	L + 5.25%	7/16/2024	0.00%	—	(57)	—
Delta TopCo, Inc. (dba Infoblox, Inc.)(1)(4) 3111 Coronado Dr Santa Clara, CA 95054	Internet software and services	Second lien senior secured loan	L + 7.25%	12/1/2028	0.00%	15,000	14,930	15,000
DMT Solutions Global Corporation(1)(3) 37 Executive Dr Danbury, CT 06810	Professional services	First lien senior secured loan	L + 7.50%	7/2/2024	0.00%	55,485	54,237	54,514
Dodge Data & Analytics LLC(1)(6) 300 American Metro Blvd. Suite 185 Hamilton, NJ 08619	Buildings and real estate	First lien senior secured loan	P + 6.50%	4/14/2026	0.00%	32,725	32,092	32,070
Dodge Data & Analytics LLC(1)(10) 300 American Metro Blvd. Suite 185 Hamilton, NJ 08619	Buildings and real estate	First lien senior secured revolving loan	L + 7.50%	4/14/2026	0.00%	—	(36)	(38)
Skyline Holdco B, Inc. (dba Dodge Data & Analytics) 300 American Metro Blvd. Suite 185 Hamilton, NJ 08619	Buildings and real estate	Series A Preferred Stock	N/A	N/A	0.74%	2,182	3,272	3,272

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Douglas Products and Packaging Company LLC(1)(3) 1550 E. Old 210 Highway Liberty, MO 64068	Chemicals	First lien senior secured loan	L + 5.75%	10/19/2022	0.00%	97,436	97,139	96,219
Douglas Products and Packaging Company LLC(1)(6)(10) 1550 E. Old 210 Highway Liberty, MO 64068	Chemicals	First lien senior secured revolving loan	P + 4.75%	10/19/2022	0.00%	6,964	6,943	6,850
Endries Acquisition, Inc.(1)(4) 714 West Ryan Street, P.O. Box 69 Brillion, Wisconsin USA 54110-0069	Distribution	First lien senior secured loan	L + 6.25%	12/10/2025	0.00%	201,191	198,771	199,178
Endries Acquisition, Inc.(1)(10) 714 West Ryan Street, P.O. Box 69 Brillion, Wisconsin USA 54110-0069	Distribution	First lien senior secured revolving loan	L + 6.25%	12/10/2024	0.00%	—	(271)	(270)
Entertainment Benefits Group, LLC(1)(3) 19495 Biscayne Boulevard, Suite 300 Aventura, FL 33180	Business services	First lien senior secured loan	L + 8.25% (incl. 2.50% PIK)	9/30/2025	0.00%	82,411	81,512	74,994
Entertainment Benefits Group, LLC(1)(3)(10) 19495 Biscayne Boulevard, Suite 300 Aventura, FL 33180	Business services	First lien senior secured revolving loan	L + 8.25% (incl. 2.50% PIK)	9/30/2024	0.00%	9,896	9,788	8,888
Evolution BuyerCo, Inc. (dba SIAA)(1)(3) 234 Lafayette Rd Hampton, New Hampshire, 03842	Insurance	First lien senior secured loan	L + 6.25%	4/28/2028	0.00%	122,088	120,383	120,354
Evolution BuyerCo, Inc. (dba SIAA)(1)(10) 234 Lafayette Rd Hampton, New Hampshire, 03842	Insurance	First lien senior secured delayed draw term loan	L + 6.25%	4/30/2023	0.00%	—	(44)	(45)
Evolution BuyerCo, Inc. (dba SIAA)(1)(10) 234 Lafayette Rd Hampton, New Hampshire, 03842	Insurance	First lien senior secured revolving loan	L + 6.25%	4/30/2027	0.00%	—	(148)	(152)
Evolution Parent, LP (dba SIAA) 234 Lafayette Rd Hampton, New Hampshire, 03842	Insurance	LP Interest	N/A	N/A	0.96%	42,838	4,284	4,284
EW Holdco, LLC (dba European Wax)(1)(2) P.O. Box 802208 Aventura, FL 33280	Specialty Retail	First lien senior secured loan	L + 5.50%	9/25/2024	0.00%	70,936	70,517	69,340
Feradyne Outdoors, LLC(1)(3) 1230 Poplar Avenue Superior, WI 54880	Consumer products	First lien senior secured loan	L + 6.25%	5/25/2023	0.00%	88,400	88,013	88,400
Forescout Technologies, Inc.(1)(3) 190 W. Tasman Drive San Jose, CA 95134	Internet software and services	First lien senior secured loan	L + 9.50% (incl. 9.50% PIK)	8/17/2026	0.00%	52,243	51,494	51,982
Forescout Technologies, Inc.(1)(10) 190 W. Tasman Drive San Jose, CA 95134	Internet software and services	First lien senior secured revolving loan	L + 8.50%	8/18/2025	0.00%	—	(77)	(27)

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
FR Arsenal Holdings II Corp. (dba Applied-Cleveland Holdings, Inc.)(1)(4) 370690 East Old Highway 64 Cleveland, OK 74020	Infrastructure and environmental services	First lien senior secured loan	L + 7.50%	9/8/2022	0.00%	120,077	119,746	114,673
Galls, LLC(1)(3) 1340 Russell Cave Road P.O. Box 54308 Lexington, KY 40505	Specialty Retail	First lien senior secured loan	L + 6.75% (incl. 0.50% PIK)	1/31/2025	0.00%	105,005	104,133	97,655
Galls, LLC(1)(3)(10) 1340 Russell Cave Road P.O. Box 54308 Lexington, KY 40505	Specialty Retail	First lien senior secured revolving loan	L + 6.75% (incl. 0.50% PIK)	1/31/2024	0.00%	20,480	20,332	19,001
Gaylord Chemical Company, L.L.C.(1)(3) 106 Galeria Blvd Dlidell, LA, 70458-1245	Chemicals	First lien senior secured loan	L + 6.00%	3/30/2027	0.00%	153,414	151,933	151,880
Gaylord Chemical Company, L.L.C.(1)(10) 106 Galeria Blvd Dlidell, LA, 70458-1245	Chemicals	First lien senior secured revolving loan	L + 6.00%	3/30/2026	0.00%	—	(125)	(132)
GC Agile Holdings Limited (dba Apex Fund Services)(1)(3) Veritas House, 125 Finsbury Pavement London, England, EC2A 1NQ	Professional services	First lien senior secured loan	L + 7.00%	6/15/2025	0.00%	158,049	156,129	157,655
GC Agile Holdings Limited (dba Apex Fund Services)(1)(3)(10) Veritas House, 125 Finsbury Pavement London, England, EC2A 1NQ	Professional services	First lien senior secured revolving loan	L + 7.00%	6/15/2023	0.00%	5,193	5,063	5,167
Genesis Acquisition Co. (dba Procare Software)(1)(3) 1 West Main St., Ste 201 Medford, OR 97501	Internet software and services	First lien senior secured loan	L + 4.00%	7/31/2024	0.00%	18,222	18,022	17,539
Genesis Acquisition Co. (dba Procare Software)(1)(3) 1 West Main St., Ste 201 Medford, OR 97501	Internet software and services	First lien senior secured revolving loan	L + 4.00%	7/31/2024	0.00%	2,637	2,610	2,538
Gerson Lehrman Group, Inc.(1)(4) 60 East 42nd Street, 3rd Floor New York, NY 10165	Professional services	First lien senior secured loan	L + 4.75%	12/12/2024	0.00%	145,155	144,265	145,155
Gerson Lehrman Group, Inc.(1)(10) 60 East 42nd Street, 3rd Floor New York, NY 10165	Professional services	First lien senior secured revolving loan	L + 4.75%	12/12/2024	0.00%	—	(124)	—
GI CCLS Acquisition LLC (fka GI Chill Acquisition LLC)(1)(3) 611 Gateway Blvd, Suite 820 South San Francisco, CA 94080	Healthcare providers and services	Second lien senior secured loan	L + 7.50%	8/6/2026	0.00%	135,400	134,433	134,723
Gloves Buyer, Inc. (dba Protective Industrial Products)(1)(2) 968 Albany Shaker Road Latham, NY 12110	Manufacturing	Second lien senior secured loan	L + 8.25%	12/29/2028	0.00%	29,250	28,551	28,811
Gloves Holdings, LP (dba Protective Industrial Products) 968 Albany Shaker Road Latham, NY 12110	Manufacturing	LP Interest	N/A	N/A	0.52%	3,250	3,250	3,640

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Granicus, Inc.(1)(2) 1999 Broadway, Suite 3600 Denver, CO 80202	Internet software and services	First lien senior secured loan	L + 6.25%	1/29/2027	0.00%	13,041	12,743	12,780
Granicus, Inc.(1)(10) 1999 Broadway, Suite 3600 Denver, CO 80202	Internet software and services	First lien senior secured delayed draw term loan	L + 6.25%	1/30/2023	0.00%	—	(33)	(32)
Granicus, Inc.(1)(10) 1999 Broadway, Suite 3600 Denver, CO 80202	Internet software and services	First lien senior secured revolving loan	L + 6.25%	1/29/2027	0.00%	—	(27)	(24)
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(1)(4) Amot Atrium Tower, 2 Jabotinsky Street Ramat Gan 520501 Israel	Internet software and services	First lien senior secured loan	L + 7.50%	4/16/2026	0.00%	51,567	50,277	51,567
H&F Opportunities LUX III S.À R.L (dba Checkmarx)(1)(10) Amot Atrium Tower, 2 Jabotinsky Street, Ramat Gan 520501 Israel	Internet software and services	First lien senior secured revolving loan	L + 7.50%	4/16/2026	0.00%	—	(389)	—
Hercules Borrower, LLC (dba The Vincit Group)(1)(3) 412 Georgia Avenue #300 Chattanooga, TN 37403	Business services	First lien senior secured loan	L + 6.50%	12/15/2026	0.00%	179,593	177,096	178,246
Hercules Borrower, LLC (dba The Vincit Group)(1)(10) 412 Georgia Avenue #300 Chattanooga, TN 37403	Business services	First lien senior secured revolving loan	L + 6.50%	12/15/2026	0.00%	—	(285)	(157)
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue #300 Chattanooga, TN 37403	Business services	Unsecured notes	0.48% PIK	12/14/2029	0.00%	5,112	5,112	5,112
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue #300 Chattanooga, TN 37403	Business services	Common Units	N/A	N/A	1.038892%	2,190,000	2,192	2,192
H-Food Holdings, LLC(1)(2) 3500 Lacey Road, Suite 300 Downers Grove IL 60515	Food and beverage	Second lien senior secured loan	L + 7.00%	3/2/2026	0.00%	121,800	119,725	121,800
H-Food Holdings, LLC 3500 Lacey Road, Suite 300 Downers Grove IL 60515	Food and beverage	LLC Interest	N/A	N/A	0.86%	10,875	10,875	13,334
Hg Genesis 8 Sumoco Limited(1)(9) 2 More London Riverside London SE1 2AP UK	Financial services	Unsecured facility	G + 6.00% PIK	8/28/2025	0.00%	45,980	43,915	46,785
Hg Saturn Luchaco Limited(1)(9) 1 Royal Plaza Royal Avenue St Peter Port GUERNSEY GY1 2HL	Financial services	Unsecured facility	G + 7.50% PIK	3/30/2026	0.00%	131,238	130,219	132,222
HGH Purchaser, Inc. (dba Horizon Services)(1)(3) 900 Adams Avenue Audubon, PA 19403	Household products	First lien senior secured loan	L + 6.25%	11/3/2025	0.00%	108,781	107,303	107,635

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
HGH Purchaser, Inc. (dba Horizon Services)(1)(3)(10) 900 Adams Avenue Audubon, PA 19403	Household products	First lien senior secured delayed draw term loan	L + 6.25%	2/10/2023	0.00%	1,858	1,663	1,621
HGH Purchaser, Inc. (dba Horizon Services)(1)(3)(10) 900 Adams Avenue Audubon, PA 19403	Household products	First lien senior secured revolving loan	L + 6.25%	11/3/2025	0.00%	972	867	851
Hometown Food Company(1)(2) 1 Strawberry Lane Orrville, Ohio 44667-0280	Food and beverage	First lien senior secured loan	L + 5.00%	8/31/2023	0.00%	19,968	19,780	19,968
Hometown Food Company(1)(10) 1 Strawberry LaneOrrville, Ohio 44667-0280	Food and beverage	First lien senior secured revolving loan	L + 5.00%	8/31/2023	0.00%	—	(37)	—
Hyland Software, Inc.(1)(2) 28500 Clemens Road Westlake, OH 44145	Internet software and services	Second lien senior secured loan	L + 6.25%	7/7/2025	0.00%	35,095	35,080	35,211
Ideal Tridon Holdings, Inc.(1)(3) 8100 Tridon Drive Smyrna, TN USA 37167-6603	Manufacturing	First lien senior secured loan	L + 5.75%	7/31/2024	0.00%	53,259	52,798	52,860
Ideal Tridon Holdings, Inc.(1)(10) 8100 Tridon Drive Smyrna, TN USA 37167-6603	Manufacturing	First lien senior secured revolving loan	L + 5.75%	7/31/2023	0.00%	—	(30)	(43)
Individual Foodservice Holdings, LLC(1)(4) 5496 Lindbergh Lane Bell, CA 90201	Distribution	First lien senior secured loan	L + 6.25%	11/22/2025	0.00%	141,578	139,295	140,516
Individual Foodservice Holdings, LLC(1)(4)(10) 5496 Lindbergh Lane Bell, CA 90201	Distribution	First lien senior secured delayed draw term loan	L + 6.25%	6/30/2022	0.00%	13,629	13,075	13,365
Individual Foodservice Holdings, LLC(1)(2)(10) 5496 Lindbergh Lane Bell, CA 90201	Distribution	First lien senior secured revolving loan	L + 6.25%	11/22/2024	0.00%	1,917	1,601	1,755
Innovative Water Care Global Corporation(1)(3) 1400 Bluegrass Lakes Pkwy Alpharetta, GA 30004	Chemicals	First lien senior secured loan	L + 5.00%	2/27/2026	0.00%	146,625	139,174	142,226
Instructure, Inc.(1)(2) 6330 South 3000 East, Suite 700 Salt Lake City, UT 84121	Education	First lien senior secured loan	L + 5.50%	3/24/2026	0.00%	79,461	78,361	79,461
Instructure, Inc.(1)(10) 6330 South 3000 East, Suite 700 Salt Lake City, UT 84121	Education	First lien senior secured revolving loan	L + 5.50%	3/24/2026	0.00%	—	(55)	—
Integrity Marketing Acquisition, LLC(1)(4) 9111 Cypress Waters Blvd Suite 450 Coppell, TX 75019	Insurance	First lien senior secured loan	L + 5.50%	8/27/2025	0.00%	219,992	217,237	218,893
Integrity Marketing Acquisition, LLC(1)(10) 9111 Cypress Waters Blvd Suite 450 Coppell, TX 75019	Insurance	First lien senior secured revolving loan	L + 5.50%	8/27/2025	0.00%	—	(154)	(74)

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(3) 800 Boulevard de Maisonneuve East 12th floor Montreal, Quebec H2L 4L8 Canada	Healthcare technology	First lien senior secured loan	L + 6.25%	2/20/2026	0.00%	90,540	89,579	89,636
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(3)(10) 800 Boulevard de Maisonneuve East 12th floor Montreal, Quebec H2L 4L8 Canada	Healthcare technology	First lien senior secured delayed draw term loan	L + 6.25%	8/16/2021	0.00%	4,000	3,928	3,938
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(1)(3)(10) 800 Boulevard de Maisonneuve East 12th floor Montreal, Quebec H2L 4L8 Canada	Healthcare technology	First lien senior secured revolving loan	L + 6.25%	2/20/2026	0.00%	1,126	1,071	1,070
Interoperability Bidco, Inc.(1)(4) 100 High Street, Suite 1560 Boston, MA 02110	Healthcare technology	First lien senior secured loan	L + 5.75%	6/25/2026	0.00%	75,656	74,937	74,143
Interoperability Bidco, Inc.(1)(10) 100 High Street, Suite 1560 Boston, MA 02110	Healthcare technology	First lien senior secured revolving loan	L + 5.75%	6/25/2024	0.00%	—	(30)	(80)
IQN Holding Corp. (dba Beeline)(1)(4) 12724 Gran Bay Parkway West, Suite 200 Jacksonville, FL 32258-4467	Internet software and services	First lien senior secured loan	L + 5.50%	8/20/2024	0.00%	188,984	187,352	188,984
IQN Holding Corp. (dba Beeline)(1)(10) 12724 Gran Bay Parkway West, Suite 200 Jacksonville, FL 32258-4467	Internet software and services	First lien senior secured revolving loan	L + 5.50%	8/21/2023	0.00%	—	(145)	—
JM Swank, LLC(1)(3) 21333 Haggerty Rd. Suite 100 Novi, MI 48375	Distribution	First lien senior secured loan	L + 7.50%	7/25/2022	0.00%	114,362	113,810	114,362
KS Management Services, L.L.C.(1)(2) 2727 West Holcombe Boulevard Houston, TX 77025	Healthcare providers and services	First lien senior secured loan	L + 4.25%	1/9/2026	0.00%	123,125	121,920	123,125
KWOR Acquisition, Inc. (dba Alacrity Solutions)(1)(2) Post Office Box 249 Hammond, LA 70404	Insurance	First lien senior secured loan	L + 4.00%	6/3/2026	0.00%	22,262	21,729	21,872
KWOR Acquisition, Inc. (dba Alacrity Solutions)(1)(10) Post Office Box 249 Hammond, LA 70404	Insurance	First lien senior secured revolving loan	L + 3.25%	6/3/2024	0.00%	—	(68)	(91)
KWOR Acquisition, Inc. (dba Alacrity Solutions)(1)(2) Post Office Box 249 Hammond, LA 70404	Insurance	Second lien senior secured loan	L + 7.75%	12/3/2026	0.00%	62,000	61,241	61,380
Lazer Spot G B Holdings, Inc.(1)(3) 6525 Shiloh Rd #900 Alpharetta, GA 30005	Transportation	First lien senior secured loan	L + 5.75%	12/9/2025	0.00%	144,797	142,842	144,797

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Lazer Spot G B Holdings, Inc.(1)(10) 6525 Shiloh Rd #900 Alpharetta, GA 30005	Transportation	First lien senior secured revolving loan	L + 5.75%	12/9/2025	0.00%	—	(343)	—
Learning Care Group (US) No. 2 Inc.(1)(4) 21333 Haggerty Rd., Suite 100 Novi, MI 48375	Education	Second lien senior secured loan	L + 7.50%	3/13/2026	0.00%	26,967	26,634	25,821
Liberty Oilfield Services LLC(1)(2) 950 17th Street, Suite 2000, 20th Floor Denver, CO 80202	Energy equipment and services	First lien senior secured loan	L + 7.63%	9/19/2022	0.00%	13,648	13,577	13,648
LineStar Integrity Services LLC(1)(4) 5391 Bay Oaks Dr. Pasadena, TX 77505	Infrastructure and environmental services	First lien senior secured loan	L + 7.25%	2/12/2024	0.00%	88,398	87,785	76,022
Litera Bidco LLC(1)(2) 300 South Riverside Plaza Suite 800 Chicago, IL 60606	Internet software and services	First lien senior secured loan	L + 5.88%	5/29/2026	0.00%	136,296	134,739	136,296
Litera Bidco LLC(1)(2)(10) 300 South Riverside Plaza Suite 800 Chicago, IL 60606	Internet software and services	First lien senior secured delayed draw term loan	L + 6.00%	10/29/2022	0.00%	2,008	1,946	2,008
Litera Bidco LLC(1)(10) 300 South Riverside Plaza Suite 800 Chicago, IL 60606	Internet software and services	First lien senior secured revolving loan	L + 5.75%	5/30/2025	0.00%	—	(50)	—
Lytx, Inc.(1)(2) 9785 Towne Centre Drive San Diego, CA 92121	Transportation	First lien senior secured loan	L + 6.25%	2/28/2026	0.00%	53,343	52,604	52,810
Lytx, Inc.(1)(2)(10) 9785 Towne Centre Drive San Diego, CA 92121	Transportation	First lien senior secured delayed draw term loan	L + 6.25%	2/28/2023	0.00%	4,639	4,535	4,451
Manna Development Group, LLC(1)(2) 2339 11th Street Encinitas, CA 92024	Food and beverage	First lien senior secured loan	L + 6.75%	10/24/2022	0.00%	51,150	50,907	50,639
Manna Development Group, LLC(1)(2) 2339 11th Street Encinitas, CA 92024	Food and beverage	First lien senior secured revolving loan	L + 6.75%	10/24/2022	0.00%	3,103	3,067	3,072
MessageBird BidCo B.V.(1)(3) Trompenburgstraat 2C 1079 TX Amsterdam Netherlands	Internet software and services	First lien senior secured loan	L + 6.75%	5/6/2027	0.00%	77,000	75,331	75,283
MessageBird Holding B.V. Trompenburgstraat 2C 1079 TX Amsterdam Netherlands	Internet software and services	Warrants	N/A	N/A	<0.1%	12,289	753	753
Metis HoldCo, Inc. (dba Mavis Tire Express Services) 358 Saw Mill River Road, Suite 17 Millwood, NY 10546	Automotive	Series A Convertible Preferred Stock	7.00% PIK	N/A	0.00%	149,692	146,281	146,138
MHE Intermediate Holdings, LLC (dba Material Handling Services)(1)(3) 3201 Levis Commons Blvd Perrysburg, OH 43551	Manufacturing	First lien senior secured loan	L + 5.00%	3/8/2024	0.00%	23,622	23,492	23,386
Milan Laser Holdings LLC(1)(3) 17645 Wright Street, Suite 300 Omaha, NE 68130	Specialty Retail	First lien senior secured loan	L + 5.00%	4/27/2027	0.00%	24,422	24,184	24,177

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Milan Laser Holdings LLC(1)(10) 17645 Wright Street, Suite 300 Omaha, NE 68130	Specialty Retail	First lien senior secured revolving loan	L + 5.00%	4/27/2026	0.00%	—	(20)	(21)
MINDBODY, Inc.(1)(4) 651 Tank Farm Road San Luis Obispo, CA	Internet software and services	First lien senior secured loan	L + 8.50% (incl. 1.50% PIK)	2/14/2025	0.00%	58,629	58,248	55,844
MINDBODY, Inc.(1)(10) 651 Tank Farm Road San Luis Obispo, CA	Internet software and services	First lien senior secured revolving loan	L + 7.00%	2/14/2025	0.00%	—	(37)	(288)
Motus, LLC and Runzheimer International LLC(1)(3) Two Financial Center60 South Street Boston, MA 02111	Transportation	First lien senior secured loan	L + 6.36%	1/17/2024	0.00%	58,976	58,255	58,976
Nelipak Holding Company(1)(3) 21 Amflex Drive Cranston, RI, 02921, USA	Healthcare equipment and services	First lien senior secured loan	L + 4.25%	7/2/2026	0.00%	47,280	46,565	46,333
Nelipak Holding Company(1)(3)(10) 21 Amflex Drive Cranston, RI, 02921, USA	Healthcare equipment and services	First lien senior secured revolving loan	L + 4.25%	7/2/2024	0.00%	4,422	4,333	4,275
Nelipak Holding Company(1)(10) 21 Amflex Drive Cranston, RI, 02921, USA	Healthcare equipment and services	First lien senior secured revolving loan	L + 4.50%	7/2/2024	0.00%	—	(276)	(157)
Nelipak Holding Company(1)(3) 21 Amflex Drive Cranston, RI, 02921, USA	Healthcare equipment and services	Second lien senior secured loan	L + 8.25%	7/2/2027	0.00%	67,006	66,185	65,666
Nelipak Holding Company(1)(7) 21 Amflex Drive Cranston, RI, 02921, USA	Healthcare equipment and services	Second lien senior secured loan	E + 8.50%	7/2/2027	0.00%	71,273	66,440	69,135
Nellson Nutraceutical, LLC(1)(3) 5115 E. La Palma Ave Anaheim, CA 92807	Food and beverage	First lien senior secured loan	L + 5.25%	12/23/2023	0.00%	27,425	26,565	26,740
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(2) 201 Main St. Roselle, IL 60172	Financial services	First lien senior secured loan	L + 5.50%	9/6/2023	0.00%	35,498	35,114	35,320
NMI Acquisitionco, Inc. (dba Network Merchants)(1)(10) 201 Main St. Roselle, IL 60172	Financial services	First lien senior secured revolving loan	L + 5.50%	9/6/2023	0.00%	—	(5)	(3)
Norvax, LLC (dba GoHealth)(1)(3) 214 West Huron St. Chicago, IL 60654	Insurance	First lien senior secured loan	L + 6.50%	9/15/2025	0.00%	77,770	75,264	78,159
Norvax, LLC (dba GoHealth)(1)(10) 214 West Huron St. Chicago, IL 60654	Insurance	First lien senior secured revolving loan	L + 6.50%	9/13/2024	0.00%	—	(118)	—
Norvax, LLC (dba GoHealth) 214 West Huron St. Chicago, IL 60654	Insurance	Common Stock	N/A	N/A	0.45%	1,021,885	5,232	11,455
Nutraceutical International Corporation(1)(2) 1777 Sun Peak Drive Park City, UT 84098	Food and beverage	First lien senior secured loan	L + 7.00%	9/30/2026	0.00%	214,539	211,656	213,466
Nutraceutical International Corporation(1)(10) 1777 Sun Peak Drive Park City, UT 84098	Food and beverage	First lien senior secured revolving loan	L + 7.00%	9/30/2025	0.00%	—	(173)	(68)

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Offen, Inc.(1)(2) 5100 East 78th Avenue Commerce City, CO 80022	Distribution	First lien senior secured loan	L + 5.00%	6/22/2026	0.00%	19,682	19,535	19,387
ORCC Senior Loan Fund LLC (fka Sebago Lake LLC)(11) 399 Park Avenue, 38th Floor New York, NY 10022	Investment funds and vehicles	LLC Interest	N/A	N/A	87.50%	170,088	170,088	166,947
Packaging Coordinators Midco, Inc.(1)(4) 3001 Red Lion Road Philadelphia, PA 19114 United States	Healthcare equipment and services	Second lien senior secured loan	L + 8.00%	11/30/2028	0.00%	195,044	191,343	192,605
KPCI Holdings, LP 3001 Red Lion Road Philadelphia, PA 19114 United States	Healthcare equipment and services	LP Interest	N/A	N/A	7.32%	25,285	25,285	29,237
Park Place Technologies, LLC(1)(2) 5910 Landerbrook Drive Cleveland, OH 44124	Telecommunications	First lien senior secured loan	L + 5.00%	11/10/2027	0.00%	8,978	8,645	8,820
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(1)(4) 247 Stanton Drive Westwood, MA, 02090	Healthcare equipment and services	First lien senior secured loan	L + 6.75%	1/29/2028	0.00%	132,144	129,944	130,163
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(1)(10) 247 Stanton Drive Westwood, MA, 02090	Healthcare equipment and services	First lien senior secured revolving loan	L + 6.75%	1/29/2026	0.00%	—	(257)	(203)
Peraton Corp.(1)(2) 12975 Worldgate Drive Herndon, VA 20170	Aerospace and defense	Second lien senior secured loan	L + 7.75%	2/1/2029	0.00%	47,500	46,803	46,788
Peter C. Foy & Associated Insurance Services, LLC(1)(4) 6200 Canoga Avenue, Suite 325 Woodland Hills, CA 91367	Insurance	First lien senior secured loan	L + 6.50%	3/31/2026	0.00%	174,010	171,761	174,010
Peter C. Foy & Associated Insurance Services, LLC(1)(4)(10) 6200 Canoga Avenue, Suite 325 Woodland Hills, CA 91367	Insurance	First lien senior secured delayed draw term loan	L + 6.50%	9/12/2022	0.00%	9,613	9,372	9,613
Peter C. Foy & Associated Insurance Services, LLC(1)(4)(10) 6200 Canoga Avenue, Suite 325 Woodland Hills, CA 91367	Insurance	First lien senior secured revolving loan	L + 6.50%	3/31/2026	0.00%	2,551	2,442	2,551
PCF Holdco, LLC(10) 6200 Canoga Avenue, Suite 325 Woodland Hills, CA 91367	Insurance	Class A Units	N/A	9/30/2021	0.00%	—	19	—
PHM Netherlands Midco B.V. (dba Loparex)(1)(3) 1255 Crescent Green Suite 400 Cary, NC 27518	Manufacturing	First lien senior secured loan	L + 4.50%	7/31/2026	0.00%	790	737	786
PHM Netherlands Midco B.V. (dba Loparex)(1)(2) 1255 Crescent Green Suite 400 Cary, NC 27518	Manufacturing	Second lien senior secured loan	L + 8.75%	8/2/2027	0.00%	112,000	105,508	109,480
Pluralsight, LLC(1)(4) 42 Future Way Draper, UT, 84020	Education	First lien senior secured loan	L + 8.00%	4/6/2027	0.00%	73,265	72,554	72,386
Pluralsight, LLC(1)(10) 42 Future Way Draper, UT, 84020	Education	First lien senior secured revolving loan	L + 8.00%	4/6/2027	0.00%	—	(60)	(75)

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Pregis Topco LLC(1)(2) 1650 Lake Cook Road, Suite 400 Deerfield, IL 60015 USA	Containers and packaging	First lien senior secured loan	L + 4.00%	7/31/2026	0.00%	859	818	858
Pregis Topco LLC(1)(2) 1650 Lake Cook Road, Suite 400 Deerfield, IL 60015 USA	Containers and packaging	Second lien senior secured loan	L + 8.00%	7/30/2027	0.00%	215,033	211,448	215,033
Premier Imaging, LLC (dba LucidHealth)(1)(2) 100 E. Campus View Blvd., Suite 100 Columbus, Ohio 43235	Healthcare providers and services	First lien senior secured loan	L + 5.75%	1/2/2025	0.00%	42,998	42,445	42,568
Professional Plumbing Group, Inc.(1)(3) 2951 E HWY 501 Conway, SC 29526	Manufacturing	First lien senior secured loan	L + 6.75%	4/16/2024	0.00%	51,416	51,054	49,102
Professional Plumbing Group, Inc.(1)(3)(10) 2951 E HWY 501 Conway, SC 29526	Manufacturing	First lien senior secured revolving loan	L + 6.75%	4/16/2023	0.00%	6,643	6,610	6,085
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(3) 233 General Patton Ave. Mandeville, LA 70471	Oil and gas	First lien senior secured loan	L + 6.25%	5/14/2026	0.00%	45,321	44,851	45,209
Project Power Buyer, LLC (dba PEC-Veriforce)(1)(10) 233 General Patton Ave. Mandeville, LA 70471	Oil and gas	First lien senior secured revolving loan	L + 6.25%	5/14/2025	0.00%	—	(26)	(8)
QC Supply, LLC(1)(2) 574 Road 11 Schuyler, NE 68661	Distribution	First lien senior secured loan	L + 7.00% (incl. 1.00% PIK)	12/29/2022	0.00%	34,484	34,199	24,829
QC Supply, LLC(1)(2)(10) 574 Road 11 Schuyler, NE 68661	Distribution	First lien senior secured revolving loan	L + 7.00%	12/29/2021	0.00%	3,819	3,804	2,427
Quva Pharma, Inc.(1)(2) 3 Sugar Creek Center Blvd, Suite 250 Sugar Land, TX 77478	Healthcare providers and services	First lien senior secured loan	L + 5.50%	4/12/2028	0.00%	40,000	38,830	38,800
Quva Pharma, Inc.(1)(10) 3 Sugar Creek Center Blvd, Suite 250 Sugar Land, TX 77478	Healthcare providers and services	First lien senior secured revolving loan	L + 5.50%	4/10/2026	0.00%	—	(115)	(120)
REALPAGE, INC.(1)(2) 2201 Lakeside Blvd. Richardson, Texas 75082	Buildings and real estate	Second lien senior secured loan	L + 6.50%	4/23/2029	0.00%	34,500	33,993	33,983
Recipe Acquisition Corp. (dba Roland Corporation)(1)(3) 71 West 23rd Street New York, NY 10010	Food and beverage	Second lien senior secured loan	L + 9.00%	12/1/2022	0.00%	32,000	31,826	25,920
Reef Global, Inc. (fka Cheese Acquisition, LLC)(1)(4) 233 Peachtree Street NE Harris Tower, Suite 2600 Atlanta, GA 30303	Buildings and real estate	First lien senior secured loan	L + 6.00% (incl. 1.25% PIK)	11/28/2024	0.00%	134,373	133,369	128,326
Imperial Parking Canada(1)(5) 233 Peachtree Street NE Harris Tower, Suite 2600 Atlanta, GA 30303	Buildings and real estate	First lien senior secured loan	C + 6.00% (incl. 1.25% PIK)	11/28/2024	0.00%	28,528	26,618	27,244

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Reef Global, Inc. (fka Cheese Acquisition, LLC)(1)(2)(10) 233 Peachtree Street NE Harris Tower, Suite 2600 Atlanta, GA 30303	Buildings and real estate	First lien senior secured revolving loan	L + 4.75%	11/28/2023	0.00%	10,987	10,937	10,251
Refresh Parent Holdings, Inc.(1)(3) 320 1st Street North, Suite 712 Jacksonville Beach, FL 32250	Healthcare providers and services	First lien senior secured loan	L + 6.50%	12/9/2026	0.00%	89,422	88,183	88,529
Refresh Parent Holdings, Inc.(1)(3)(10) 320 1st Street North, Suite 712 Jacksonville Beach, FL 32250	Healthcare providers and services	First lien senior secured delayed draw term loan	L + 6.50%	6/9/2022	0.00%	21,157	20,749	20,863
Refresh Parent Holdings, Inc.(1)(10) 320 1st Street North, Suite 71[2] Jacksonville Beach, FL 32250	Healthcare providers and services	First lien senior secured revolving loan	L + 6.50%	12/9/2026	0.00%	—	(147)	(108)
Restore OMH Intermediate Holdings, Inc. 320 1st Street North, Suite 712 Jacksonville Beach, FL 32250	Healthcare providers and services	Senior Preferred Stock	13.00% PIK	N/A	0.00%	2,453	23,901	23,925
Relativity ODA LLC(1)(2) 231 South LaSalle Street, 8th Floor Chicago, IL 60604	Professional services	First lien senior secured loan	L + 7.50% PIK	5/12/2027	0.00%	73,903	72,823	72,795
Relativity ODA LLC(1)(10) 231 South LaSalle Street, 8th Floor Chicago, IL 60604	Professional services	First lien senior secured revolving loan	L + 6.50%	5/12/2027	0.00%	—	(107)	(110)
RSC Acquisition, Inc (dba Risk Strategies)(1)(3) 160 Federal Street, 4th Floor Boston, Massachusetts 02110	Insurance	First lien senior secured loan	L + 5.50%	10/30/2026	0.00%	29,269	28,799	28,976
RSC Acquisition, Inc (dba Risk Strategies)(1)(3)(10) 160 Federal Street, 4th Floor Boston, Massachusetts 02110	Insurance	First lien senior secured revolving loan	L + 5.50%	10/30/2026	0.00%	327	312	317
Safety Products/JHC Acquisition Corp. (dba Justrite Safety Group)(1)(2) 3921 DeWitt Ave Mattoon, IL 61938 U.S.A.	Manufacturing	First lien senior secured loan	L + 4.50%	6/28/2026	0.00%	13,995	13,890	12,875
Sara Lee Frozen Bakery, LLC (fka KSLB Holdings, LLC)(1)(2) 3500 Lacey Rd Downers Grove, IL 60515	Food and beverage	First lien senior secured loan	L + 4.50%	7/30/2025	0.00%	44,087	43,541	42,213
Sara Lee Frozen Bakery, LLC (fka KSLB Holdings, LLC)(1)(2)(10) 3500 Lacey Rd Downers Grove, IL 60515	Food and beverage	First lien senior secured revolving loan	L + 4.50%	7/30/2023	0.00%	8,039	7,957	7,657
Severin Acquisition, LLC (dba PowerSchool)(1)(2) 150 Parkshore Dr. Folsom, CA 95630	Education	Second lien senior secured loan	L + 6.75%	8/3/2026	0.00%	87,000	86,492	87,000
Shearer’s Foods, LLC(1)(2) 100 Lincoln Way East Massillon, Ohio 44646	Food and beverage	Second lien senior secured loan	L + 7.75%	9/22/2028	0.00%	120,000	118,883	120,000
Sonny’s Enterprises LLC(1)(3) 5605 Hiatus Road Tamarac, FL 33321	Manufacturing	First lien senior secured loan	L + 7.00%	8/5/2026	0.00%	161,281	158,450	161,280

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Sonny’s Enterprises LLC(1)(3)(10) 5605 Hiatus Road Tamarac, FL 33321	Manufacturing	First lien senior secured delayed draw term loan	L + 7.00%	4/30/2022	0.00%	66,648	65,455	66,648
Sonny’s Enterprises LLC(1)(10) 5605 Hiatus Road Tamarac, FL 33321	Manufacturing	First lien senior secured revolving loan	L + 7.00%	8/5/2025	0.00%	—	(294)	—
Sovos Brands Intermediate, Inc.(1)(3) 1901 Fourth St #200 Berkeley, CA 94710	Food and beverage	Second lien senior secured loan	L + 8.00%	6/8/2029	0.00%	56,000	55,443	55,440
Space Exploration Technologies Corp. 1 Rocket Road Hawthorne, CA 90250	Aerospace and defense	Class A Common Stock	N/A	N/A	0.00%	1,820	766	764
Space Exploration Technologies Corp. 1 Rocket Road Hawthorne, CA 90250	Aerospace and defense	Class C Common Stock	N/A	N/A	0.00%	561	236	236
Swipe Acquisition Corporation (dba PLI)(1)(3)(11) 1220 Trade Drive North Las Vegas, NV 89030	Advertising and media	First lien senior secured loan	L + 8.00%	6/29/2024	0.00%	50,044	49,174	49,293
Swipe Acquisition Corporation (dba PLI)(1)(3)(10)(11) 1220 Trade Drive North Las Vegas, NV 89030	Advertising and media	First lien senior secured delayed draw term loan	L + 8.00%	12/31/2021	0.00%	7,785	7,785	7,468
Swipe Acquisition Corporation (dba PLI)(1)(10)(11) 1220 Trade Drive North Las Vegas, NV 89030	Advertising and media	Letter of Credit	L + 8.00%	6/29/2024	0.00%	—	3	—
New PLI Holdings, LLC(11) 1220 Trade Drive North Las Vegas, NV 89030	Advertising and media	Class A Common Units	N/A	N/A	89.00%	86,745	48,007	48,007
Tall Tree Foods, Inc.(1)(2) 1190 West Loop South Houston, TX 77028	Food and beverage	First lien senior secured loan	L + 7.25%	8/12/2022	0.00%	47,984	47,884	48,344
TC Holdings, LLC (dba TrialCard)(1)(3) 2250 Perimeter Park Dr #300 Morrisville, NC 27560	Healthcare providers and services	First lien senior secured loan	L + 4.50%	11/14/2023	0.00%	82,897	82,149	82,897
TC Holdings, LLC (dba TrialCard)(1)(10) 2250 Perimeter Park Dr #300 Morrisville, NC 27560	Healthcare providers and services	First lien senior secured revolving loan	L + 4.50%	11/14/2022	0.00%	—	(43)	—
The Ultimate Software Group, Inc.(1)(3) 2000 Ultimate Way Weston, FL 33326	Human resource support services	Second lien senior secured loan	L + 6.75%	5/3/2027	0.00%	1,592	1,579	1,624
THG Acquisition, LLC (dba Hilb)(1)(3) 6802 Paragon Place, Suite 200 Richmond, Virginia 23230	Insurance	First lien senior secured loan	L + 5.75%	12/2/2026	0.00%	98,240	96,171	96,878
THG Acquisition, LLC (dba Hilb)(1)(3)(10) 6802 Paragon Place, Suite 200 Richmond, Virginia 23230	Insurance	First lien senior secured delayed draw term loan	L + 5.75%	12/2/2021	0.00%	6,275	5,775	6,212
THG Acquisition, LLC (dba Hilb)(1)(10) 6802 Paragon Place, Suite 200 Richmond, Virginia 23230	Insurance	First lien senior secured revolving loan	L + 5.75%	12/2/2025	0.00%	—	(170)	(129)

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(3) 4890 W. Kennedy Blvd, Suite 300 Tampa, FL 33609	Internet software and services	First lien senior secured loan	L + 5.75%	6/30/2028	0.00%	41,518	41,103	41,103
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(10) 4890 W. Kennedy Blvd, Suite 300 Tampa, FL 33609	Internet software and services	First lien senior secured delayed draw term loan	L + 5.75%	6/30/2023	0.00%	—	—	—
Thunder Purchaser, Inc. (dba Vector Solutions)(1)(10) 4890 W. Kennedy Blvd, Suite 300 Tampa, FL 33609	Internet software and services	First lien senior secured revolving loan	L + 5.75%	6/30/2027	0.00%	—	(38)	(38)
Thunder Topco L.P. (dba Vector Solutions) 4890 W. Kennedy Blvd, Suite 300 Tampa, FL 33609	Internet software and services	Common Units	N/A	N/A	0.42%	3,655,416	3,655	3,655
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(1)(2) 150 Granby Street Norfolk, VA 23510-1604	Internet software and services	First lien senior secured loan	L + 6.00%	6/17/2024	0.00%	131,880	130,964	131,550
Trader Interactive, LLC (fka Dominion Web Solutions, LLC)(1)(10) 150 Granby Street Norfolk, VA 23510-1604	Internet software and services	First lien senior secured revolving loan	L + 6.00%	6/15/2023	0.00%	—	(32)	(16)
Troon Golf, L.L.C.(1)(3) 15044 N. Scottsdale Road, Suite 300 Scottsdale, AZ 85254	Leisure and entertainment	First lien senior secured term loan A and B	L + 5.50% (TLA: L + 3.5%; TLB: L + 5.98%)	3/29/2025	0.00%	213,248	211,279	213,248
Troon Golf, L.L.C.(1)(10) 15044 N. Scottsdale Road, Suite 300 Scottsdale, AZ 85254	Leisure and entertainment	First lien senior secured revolving loan	L + 5.50%	3/29/2025	0.00%	—	(81)	—
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(1)(3) 4500 East-West Highway Suite 300 Bethesda, MD 20814	Education	First lien senior secured loan	L + 6.00%	5/14/2024	0.00%	61,266	60,448	61,112
TSB Purchaser, Inc. (dba Teaching Strategies, Inc.)(1)(10) 4500 East-West Highway Suite 300 Bethesda, MD 20814	Education	First lien senior secured revolving loan	L + 6.00%	5/14/2024	0.00%	—	(51)	(11)
Ultimate Baked Goods Midco, LLC(1)(2) 828 Kasota Ave SE Minneapolis, MN 55414	Food and beverage	First lien senior secured loan	L + 4.00%	8/11/2025	0.00%	26,325	25,950	26,325
Ultimate Baked Goods Midco, LLC(1)(2)(10) 828 Kasota Ave SE Minneapolis, MN 55414	Food and beverage	First lien senior secured revolving loan	L + 4.00%	8/9/2023	0.00%	1,398	1,349	1,398
Valence Surface Technologies LLC(1)(4) 1790 Hughes Landing Blvd Ste. 300 The Woodlands, TX 77380	Aerospace and defense	First lien senior secured loan	L + 6.75% (incl. 1.00% PIK)	6/28/2025	0.00%	121,820	120,516	111,466

($ in thousands) Company	Industry	Type of Investment	Interest Rate	Maturity / Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Number of Shares / Number of Units	Amortized Cost	Fair Value
Valence Surface Technologies LLC(1)(3)(10) 1790 Hughes Landing Blvd Ste. 300 The Woodlands, TX 77380	Aerospace and defense	First lien senior secured revolving loan	L + 6.75% (incl. 1.00% PIK)	6/28/2025	0.00%	6,003	5,903	5,152
Velocity HoldCo III Inc. (dba Velocity EHS)(1)(3) 222 Merchandise Mart Plz Ste 1750 Chicago, IL, 60654	Chemicals	First lien senior secured loan	L + 5.75%	4/22/2027	0.00%	22,327	21,838	21,825
Velocity HoldCo III Inc. (dba Velocity EHS)(1)(10) 222 Merchandise Mart Plz Ste 1750 Chicago, IL, 60654	Chemicals	First lien senior secured revolving loan	L + 5.75%	4/22/2026	0.00%	—	(29)	(30)
Vestcom Parent Holdings, Inc.(1)(2) 2800 Cantrell Rd #500 Little Rock, AR 72202	Business services	Second lien senior secured loan	L + 8.00%	12/19/2024	0.00%	78,987	78,392	78,987
Walker Edison Furniture Company LLC(1)(3) 1553 West 9000 South West Jordan, Utah 84088	Household products	First lien senior secured loan	L + 5.75%	3/31/2027	0.00%	109,725	108,095	108,627
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(3) 705 Tri State Pkwy Gurnee, IL 60031	Consumer products	First lien senior secured loan	L + 5.25%	3/26/2026	0.00%	215,216	211,793	214,678
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(10) 705 Tri State Pkwy Gurnee, IL 60031	Consumer products	First lien senior secured delayed draw term loan	L + 5.25%	5/21/2022	0.00%	—	(145)	—
WU Holdco, Inc. (dba Weiman Products, LLC)(1)(3)(10) 705 Tri State Pkwy Gurnee, IL 60031	Consumer products	First lien senior secured revolving loan	L + 5.25%	3/26/2025	0.00%	8,066	7,797	8,018
Windows Entities 6201 E 43rd St Tulsa, OK 74135	Manufacturing	LLC Units	N/A	N/A	22.50%	31,822	58,495	88,624
Wingspire Capital Holdings LLC(10)(11) 8000 Avalon Blvd., Suite 100 Alpharetta, GA 30009	Financial services	LLC Interest	N/A	N/A	75.00%	123,038	123,038	123,038
Zenith Energy U.S. Logistics Holdings, LLC(1)(3) 3900 Essex Lane Suite 950 Houston, TX 77027	Oil and gas	First lien senior secured loan	L + 6.00%	12/20/2024	0.00%	95,365	94,147	94,888

(1)

Loan contains a variable rate structure and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.

(2)	The interest rate on these loans is subject to 1 month LIBOR, which as of June 30, 2021 was 0.10%.
(3)	The interest rate on these loans is subject to 3 month LIBOR, which as of June 30, 2021 was 0.15%.
(4)	The interest rate on these loans is subject to 6 month LIBOR, which as of June 30, 2021 was 0.16%.
(5)	The interest rate on this loan is subject to 6 month Canadian Dollar Offered Rate (“CDOR” or “C”), which as of June 30, 2021 was 0.55%.
(6)	The interest rate on these loans is subject to Prime, which as of June 30, 2021 was 3.25%.
(7)	The interest rate on this loan is subject to 3 month EURIBOR, which as of June 30, 2021 was (0.54)%.

(8)	The interest rate on this loan is subject to 6 month EURIBOR, which as of June 30, 2021 was (0.52)%.
(9)	The interest rate on this loan is subject to 6 month GBPLIBOR, which as of June 30, 2021 was 0.11%.
(10)	Position or portion thereof is an unfunded loan commitment.
(11)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Other than for purposes of the 1940 Act, the Company does not believe that it has control over this portfolio company.

Subsequent to this filing, information about the portfolio companies in which we have debt or equity investments may be located in Part II, Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Portfolio Companies” in our most recent Annual Report on Form 10-K, which is incorporated herein by reference. The general terms of our expected debt and equity investments are described in Part I, Item 1 “BUSINESS — Structure of Investments” in our most recent Annual Report on Form 10-K. Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

MANAGEMENT

The information in the sections entitled “Election of Director Nominees” and “Corporate Governance” in our most recent Annual Proxy Statement is incorporated herein by reference.

MANAGEMENT AND OTHER AGREEMENTS

The information in the sections entitled “Investment Advisory Agreement,” “Administration Agreement,” “Payment of Our Expenses under the Investment Advisory and Administration Agreements” and “License Agreement” in Part I, Item 1 “BUSINESS” of our most recent Annual Report on Form 10-K, and in Note 3 “Agreements And Related Party Transactions” in to our consolidated financial statements in our most recent Quarterly Report on Form 10-Q is incorporated herein by reference.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

The information in the section entitled “Certain Relationships and Related Party Transactions” in our most recent Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The information in the sections entitled “Election of Director Nominees” and “Security Ownership of Certain Beneficial Owners and Management” in our most recent Annual Proxy Statement is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our investments in accordance with the procedures described in “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS — Critical Accounting Policies — Investments at Fair Value” in Part II, Item 7 of our most recent Annual Report on Form 10-K and in Part I, Item 2 of our most recent Quarterly Report on Form 10-Q, which are incorporated herein by reference.

Determinations in Connection with Offerings

In connection with certain future offerings of shares of our common stock, our Board or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock, exclusive of any distributing commission or discount (which net asset value shall be determined as of a time within 48 hours, excluding Sunday and holidays, next preceding the time of such determination). Our Board or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is a possibility that we may (i) issue share of common stock at a price per share below the then current net asset value per share at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Pursuant to the second amended and restated dividend reinvestment plan we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distribution in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below, rather than receiving the cash dividend or other distribution.

If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to a shareholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share). For example, if the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $14.00 per share, we will issue shares at $14.00 per share. If the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $16.00 per share, we will issue shares at $15.20 per share (95% of the current market price). If the most recently computed net asset value per share is $15.00 and the market price on the payment date of a cash dividend is $15.50 per share, we will issue shares at $15.00 per share, as net asset value is greater than 95% ($14.73 per share) of the current market price.

If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distributions reinvested in shares of our common stock. A registered shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying the Adviser in writing so that such notice is received by the Adviser no later than ten days prior to the record date for distributions to the shareholders.

There are no brokerage charges or other charges to shareholders who participate in the plan.

The plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any distribution by us.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the dividend reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we (or the applicable withholding agent) will include tax information for income earned on shares under the dividend reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the dividend reinvestment plan. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement. State Street Bank and Trust Company acts as the administrator of the dividend reinvestment plan.

For additional discussion regarding the tax implications of participation in the dividend reinvestment plan, see “Certain U.S. Federal Income Tax Considerations”. Additional information about the dividend reinvestment plan may be obtained by contacting shareholder services for Owl Rock Capital Corporation at (212) 419-3000.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust that is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We have elected to be treated, and intend to qualify each year, as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any net ordinary income and capital gain net income that we recognized in preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our shareholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

Income inclusions from a QEF will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our shareholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to U.S. federal income tax on all of our taxable income (including our net capital gains) at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to shareholders. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to corporate-level U.S. federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay U.S. federal income tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such shareholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s cost basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the shareholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year.

Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Tax-Exempt Shareholders

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a BDC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to BDCs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, we will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder.

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Item 1(c). Description of Business — Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted basis in the additional common shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to a foreign entity that is not a financial institution unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares of our common stock, beneficial owners could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and potentially proceeds from the sale of their shares of our common stock. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will describe the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our charter, our authorized stock consists solely of 500 million shares of common stock, par value $0.01 per share, and no shares of preferred stock, par value $0.01 per share. As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our charter also provides that the Board may classify or reclassify any unissued shares of our common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. Unless the Board determines otherwise, we will issue all shares of our stock in uncertificated form.

None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).

The following presents our outstanding classes of securities as of June 30, 2021:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	—	392,217,490

Common Stock

Under the terms of the charter, all shares of our common stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to our shareholders if, as and when authorized by the Board and declared out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and shareholders generally have no appraisal rights. Other than as described below, shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board.

In the event of a liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of our common stock is entitled to one vote on all matters submitted to a vote of our shareholders, including the election of directors, and the shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

Preferred Stock

Under the terms of our charter, the Board may authorize us to issue shares of preferred stock in one or more classes or series, without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred stock could be issued with terms that would adversely affect our shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of Maryland law and the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; (2) any individual who, while a director or officer and at the Company’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (3) the Adviser or any of its affiliates acting as an agent for the Company, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. These indemnification rights vest immediately upon an individual’s election as a director or officer. In accordance with the 1940 Act, the Company will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.

Notwithstanding the foregoing, and in accordance with the NASAA Omnibus Guidelines, at anytime following a continuous public offering through the independent broker-dealer network (a “Non-Listed Offering”), our charter prohibits us from holding harmless a director, the Adviser or any affiliate of the Adviser for any loss or liability suffered by the Company, or indemnifying such persons for any loss or liability by him, her or it, unless each of the following conditions are met: (1) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in the Company’s best interest; (2) the party seeking indemnification was acting or performing services on the Company’s behalf; (3) such liability or loss was not the result of (a) negligence or misconduct, in the case that the party seeking indemnification is the Adviser or any of its affiliates or an officer of the Company, or (b) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director (and not also an officer of us, the Adviser or any of its affiliates); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from shareholders. Our charter provides that this provision does not apply to any dealer manager.

Our charter further provides that, following a Non-Listed Offering, we may not provide indemnification to a director, the Adviser or any affiliate of the Adviser for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the party seeking indemnification; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (3) a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Our charter provides that, following a Non-Listed Offering, we may pay or reimburse reasonable legal expenses and other costs incurred by a director, the Adviser or any affiliate of the Adviser in advance of final disposition of a proceeding only if all of the following are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (2) such party provides us with written affirmation of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification by us; (3) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) such party provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that such party did not comply with the requisite standard of conduct and is not entitled to indemnification. Our charter provides that this provision does not apply to any dealer manager.

Maryland Law and Certain Charter and Bylaws Provisions; Anti-Takeover Measures

Maryland law contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board’s ability to negotiate such proposals may improve their terms.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Subject to certain exceptions provided in our charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board, will be necessary to effect any of the following actions:

•	any amendment to the charter to make our common stock a “redeemable security” or to convert us from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•	any shareholder proposal as to specific investment decisions made or to be made with respect to our assets;

•	following a Non-Listed Offering, any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to the charter to terminate our existence;

•	following a Non-Listed Offering, any merger, consolidation or statutory share exchange of us with or into any other person; or

•

following a Non-Listed Offering, the sale of all or substantially all of the assets of us, as further described in the charter, when such sale is to be made other than in the ordinary course of our business.

However, if the proposal, transaction or business combination is approved by at least 75% of our continuing directors, the proposal, transaction or business combination may be approved only by the Board and, if necessary, the shareholders as otherwise would be required by applicable law, the charter and bylaws and, following a Non-Listed Offering, the NASAA Omnibus Guidelines, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the charter as a director who (i) is not an interested party (meaning a person who has or proposes to enter into a business combination with us or owns more than 5% of any class of our stock) or an affiliate or an associate of an interested party and who has been a member of the Board for a period of at least 24 months (or since we commenced operations, if that period is less than 24 months); or (ii) is a successor of a continuing director who is not an interested party or an affiliate or an associate of an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then in office or is nominated for election by the shareholders by a majority of the continuing directors then in office; or (iii) is elected to the Board to be a continuing director by a majority of the continuing directors then in office and who is not an interested party or an affiliate or associate of an interested party.

Our charter also provides that the Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the charter) and only by the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under Maryland law, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, the charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.

The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.

Maryland law and our charter and bylaws also provide that:

•

any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•

special meetings of the shareholders may only be called by the Board, the chairman of the Board or the chief executive officer, and must be called by the secretary upon the written request of shareholders who are entitled to cast at least a majority of all the votes entitled to be cast on such matter at such meeting; and

•

from and after the Initial Closing, any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.

Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of our charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of charter amendments by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The Board, by vote of a majority of the members of the Board, has the exclusive power to adopt, alter, amend or repeal our bylaws. Our charter provides that any amendment to the following provisions of our charter, among others, will require, in addition to any other vote required by applicable law or our charter, the affirmative vote of shareholders entitled to cast at least three-quarters of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board, unless three-quarters of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, our charter and bylaws, and, following a Non-Listed Offering, the NASAA Omnibus Guidelines:

•	the provisions regarding the classification of the Board;

•	the provisions governing the removal of directors;

•	the provisions limiting shareholder action by written consent;

•	the provisions regarding the number of directors on the Board;

•	the provisions specifying the vote required to approve extraordinary actions and amend the charter and the Board’s exclusive power to amend our bylaws;

•	the limitations of directors’ and officers’ liability for money damages and the requirement that we indemnify its directors and officers as described above; and

•	the provisions imposing additional voting requirements on certain business combinations and other actions.

Following a Non-Listed Offering, without the approval of shareholders entitled to cast a majority of the votes entitled to be cast on the matter, we may not permit the Adviser to:

•	amend the charter, except for amendments that would not adversely affect the interests of shareholders;

•

except as permitted in the Investment Advisory Agreement, voluntarily withdraw as investment adviser, unless such withdrawal would not affect our tax status and would not materially adversely affect the shareholders;

•	appoint a new investment adviser other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law;

•	sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law; and

•	cause a merger or any other reorganization of us except as permitted by law.

Our charter prohibits the Adviser from, following a Non-Listed Offering: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing our common stock.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

No Appraisal Rights

For certain extraordinary transactions and charter amendments, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the Board determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Restrictions on Roll-Up Transactions

Following a Non-Listed Offering, in connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. Following a Non-Listed Offering, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

Following a Non-Listed Offering, in connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

Following a Non-Listed Offering, we are prohibited from participating in any proposed roll-up transaction:

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which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter including rights with respect to the election and removal of directors, annual and special meetings, amendments to our charter and our dissolution;

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which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

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in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our Charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without shareholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our Charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock under our certificate of incorporation. In particular, every share of stock issued by a BDC must be voting stock and have equal voting rights with every other outstanding class of voting stock, except to the extent that the stock satisfies the requirements for being treated as a senior security, which requires, among other things, that:

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immediately after issuance and before any distribution is made with respect to common stock, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, of at least 200%; and

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the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock.

The features of the preferred stock are further limited by the requirements applicable to RICs under the Code.

For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;

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the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such class or series;

•	any provisions relating to the redemption of the shares of such class or series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our shareholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each shareholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our shareholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies If an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the indenture with the SEC. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the applicable indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities is issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Generally, pursuant to the 1940 Act, a BDC’s total borrowings are limited so that it cannot incur additional borrowings if immediately after such borrowing, the ratio of its total assets (less total liabilities other than indebtedness represented by senior securities) to its total indebtedness represented by senior securities plus preferred stock, if any, is at least 200%; however, certain provisions of the 1940 Act by allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. See Part I, Item 1 “BUSINESS — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K for more information.

On March 31, 2020, our Board, including the required majority (as defined in Section 57(o) of the 1940 Act) thereof, approved the application of the minimum asset coverage ratio of 150% to us, with such reduced asset coverage to become effective on March 31, 2021. However, on June 8, 2020, shareholders representing the majority of votes cast approved a proposal to allow us to reduce our minimum asset coverage requirement to 150% effective June 9, 2020. See “Risk Factors — Risks Related to Our Investments —  Because we have received the approval of our Board and our shareholders, we may incur additional leverage” in this prospectus.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, NY and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

Except as otherwise indicated in the applicable prospectus supplement, if any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

(1) we default in the payment of any interest upon a debt securities of the series when due and payable and the default continues for a period of 30 days;

(2) we default in the payment of the principal of (or premium, if any, on) a debt security of the series when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date, and the default continues for a period of five days;

(3) we fail for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the debt securities of the series then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements with respect to debt securities of the series;

(4) pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC;

(5) we file for bankruptcy or certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 days;

(6) we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days; and

(7) any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the interests of the holders.

Remedies If an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the outstanding debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If indemnity satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured.

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The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer to the trustee security or indemnity satisfactory to it against the cost, expenses, and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of security or indemnity.

•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default

•	in the payment of principal, any premium, or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger, Consolidation or Sale of Assets

Unless the prospectus supplement relating to certain debt securities states otherwise, the indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly-owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly-owned subsidiary of the Company) in any one transaction or series of related transactions unless:

•

we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or Event of Default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the debt securities;

•	reduce any amounts due on the debt securities;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

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Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all debt securities of the series then outstanding or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the debt securities of the series then outstanding after such debt securities have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “— Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

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If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Covenant defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

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No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplished covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

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If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the debt securities of a particular series a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities of the particular series on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the debt securities any differently than if we did not make the deposit and repaid the debt securities at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

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No default or Event of Default with respect to such debt securities and any coupons appertaining thereto shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of your debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

We may issue two types of unsecured indebtedness obligations: senior and subordinated. Senior unsecured indebtedness obligations refer to those that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to such indebtedness. Subordinated unsecured indebtedness obligations refer to those that are expressly subordinated in right of payment to other unsecured obligations.

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

Wells Fargo Bank, National Association, will serve as the trustee under the indenture.

Certain Considerations Relating To Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants, or Direct Participants, include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC. DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. The DTC Rules applicable to its Participants are on file with the SEC.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

The information in the section entitled “BUSINESS — Regulation as a Business Development Company” in Part I, Item 1 of our most recent Annual Report on Form 10-K is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and loan documents are held by State Street Bank and Trust Company pursuant to a custodian agreement, and who will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing shareholders, (b) with the consent of the majority of our outstanding voting securities or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us, or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, or FINRA, or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The validity of the securities offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents the Adviser.

Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and the Senior Securities table incorporated by reference under the heading “Senior Securities” for Owl Rock Capital Corporation and subsidiaries have been incorporated by reference herein and in the registration statement in reliance upon the reports of KPMG LLP, our independent registered public accounting firm, incorporated by reference herein, upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.

We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (www.owlrockcapitalcorporation.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information

“furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 23, 2021;

•

our Quarterly Report on Form 10-Q for the three months ended March 31, 2021, filed with the SEC on May  5, 2021, and our Quarterly Report on Form 10-Q for the three months ended June  30, 2021, filed with the SEC on August 4, 2021;

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on January 27, 2021 (Special Meeting Proxy Statement);

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on July 9, 2021 (Annual Proxy Statement);

•

our Current Reports on Form 8-K filed with the SEC on February  23, 2021, March  17, 2021, March  17, 2021, March  19, 2021, April  12, 2021, April  21, 2021, April  26, 2021, May 7, 2021, May  20, 2021, May 28, 2021, June  8, 2021, June 11, 2021, June  23, 2021, July 7, 2021, July  14, 2021, August  12, 2021 and August 17, 2021; and

•

the description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-38988), as filed with the SEC on July 17, 2019, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

See “Available Information” for information on how to obtain a copy of these filings.

Owl Rock Capital Corporation

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

PROSPECTUS

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Owl Rock Capital Corporation and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

August 19, 2021

Owl Rock Capital Corporation

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The report of KPMG LLP, our independent registered public accounting firm, dated February 23, 2021, the consolidated financial statements as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) as of December 31, 2020 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

The interim unaudited consolidated financial statements as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2021 also have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement, dated March 1, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(a)(2)	Articles of Amendment, dated April 30, 2019 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 30, 2019).

(b)	Bylaws, dated January 11, 2016 (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(c)	Not Applicable

(d)(1)	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 10 filed on March 3, 2016).

(d)(2)	Indenture, dated April 10, 2019, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

(d)(3)	Form of First Supplemental Indenture between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee, including the form of global note attached thereto (incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 4 to the Company’s Registration Statement on Form N-2 (File No. 333-225373) filed on April 3, 2019).

(d)(4)	Statement of Eligibility of Trustee on Form T-1.(1)

(d)(5)	Second Supplemental Indenture, dated as of October 8, 2019, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on October 8, 2019).

(d)(6)	Form of 4.000% Notes due 2025 (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on October 8, 2019).

(d)(7)	Third Supplemental Indenture, dated as of January 22, 2020, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit (d)(7) to the Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on January 22, 2020).

(d)(8)	Form of 3.750% Notes due 2025 (incorporated by reference to Exhibit (d)(7) hereof).

(d)(9)	Fourth Supplemental Indenture, dated as of July 23, 2020 between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on July 23, 2020).

(d)(10)	Form of 4.250% Notes due 2026 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on July 23, 2020).

(d)(11)	Fifth Supplemental Indenture, dated as of December 8, 2020, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on December 8, 2020).

(d)(12)	Form of 3.400% Notes due 2026 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on December 8, 2020).

(d)(13)	Sixth Supplemental Indenture, dated as of April 26, 2021, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on April 26, 2021).

(d)(14)	Form of 2.625% Notes due 2027 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on April 26, 2021).

(d)(15)	Seventh Supplemental Indenture, dated as of June 11, 2021, between Owl Rock Capital Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on June 11, 2021).

(d)(16)	Form of 2.875% Notes due 2028 (incorporated by reference to Exhibit 4.3 of the Company’s current report on Form 8-K filed on June 11, 2021).

(e)(1)	Amended and Restated Dividend Reinvestment Plan effective as of May 9, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed on May 10, 2017).

(e)(2)	Second Amended and Restated Dividend Reinvestment Plan (incorporated by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-231946) filed on June 25, 2019).

(f)	Not Applicable

(g)	Third Amended and Restated Investment Advisory Agreement, between Owl Rock Capital Corporation and Owl Rock Capital Advisors, dated May 18, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2021).

(h)(1)	Form of Underwriting Agreement for Equity Securities (incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

(h)(2)	Form of Underwriting Agreement for Debt Securities (incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on September 20, 2019).

(h)(3)	Underwriting Agreement, dated October 1, 2019, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on October 8, 2019).

(h)(4)	Underwriting Agreement, dated January 14, 2020, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit (h)(4) to the Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-233186) filed on January 22, 2020).

(h)(5)	Underwriting Agreement, dated July 16, 2020, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on July 17, 2020).

(h)(6)	Underwriting Agreement, dated December 1, 2020, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on December 3, 2020).

(h)(7)	Underwriting Agreement, dated April 19, 2021, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on April 19, 2021).

(h)(8)	Underwriting Agreement, dated June 4, 2021, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters named in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on June 8, 2021).

(h)(9)	Underwriting Agreement, dated August 10, 2021, by and among Owl Rock Capital Corporation and BofA Securities, Inc., as representative of the several underwriters listed in Schedule 1 thereto (incorporated by reference to Exhibit 1.1 to the Company’s current report on Form 8-K filed on August 12, 2021).

(i)	Not Applicable

(j)(1)	Custody Agreement by and between the Company and State Street Bank and Trust Company dated February 24, 2016 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(k)(1)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(k)(2)	Amended and Restated Administration Agreement between the Company and the Adviser, dated May 18, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 20, 2021).

(k)(3)	License Agreement between the Company and Owl Rock Capital Partners LP, dated March 1, 2016 (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10 filed on April 11, 2016).

(k)(4)	Revolving Credit Agreement between the Company and Wells Fargo Bank, National Association and Wells Fargo Securities, LLC, dated August 1, 2016 (incorporated by reference to Exhibit 10.7 to the Company’s Form 10-Q filed on August 10, 2016).

(k)(5)	Senior Secured Revolving Credit Agreement between the Company and SunTrust Bank and Bank of America, N.A., dated February 1, 2017 (incorporated by reference to Exhibit 10.8 to the Company’s Form 10-K filed on March 8, 2017).

(k)(6)	Lender Joinder Agreement between the Company and Wells Fargo Bank, National Association, dated January 4, 2017 (incorporated by reference to Exhibit 10.9 to the Company’s Form 10-K filed on March 8, 2017).

(k)(7)	Lender Joinder Agreement between the Company and Wells Fargo Bank, National Association, dated March 13, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on May 10, 2017).

(k)(8)	Sebago Lake LLC Amended and Restated Limited Liability Company Agreement by and between Owl Rock Capital Corporation and Regents of the University of California, dated June 20, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on June 22, 2017).

(k)(9)	First Amendment to Senior Secured Revolving Credit Agreement between the Company, the lenders party thereto and SunTrust Bank, dated July 17, 2017 (incorporated by reference to Exhibit 10.4 to the Company’s quarterly report on Form 10-Q, filed on August 9, 2017).

(k)(10)	First Amendment to Revolving Credit Agreement between the Company, Wells Fargo Bank, National Association and other lenders party thereto, dated November 2, 2017 (incorporated by reference to Exhibit 10.5 to the Company’s quarterly report on Form 10-Q, filed on November 8, 2017).

(k)(11)	Lender Agreement between the Company and PNC Bank, National Association, dated November 2, 2017 (incorporated by reference to Exhibit 10.6 to the Company’s quarterly report on Form 10-Q, filed on November 8, 2017).

(k)(12)	Lender Agreement between California Bank and Trust, dated December 1, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on December 4, 2017).

(k)(13)	Note Purchase Agreement by and between the Company and the purchasers party thereto, dated December 21, 2017 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on December 22, 2017).

(k)(14)	Loan and Servicing Agreement, by and among the Company, as Transferor and Servicer, ORCC Financing LLC, as Borrower, Morgan Stanley Asset Funding Inc., as Administrative Agent, State Street Bank and Trust Company, as the Collateral Agent and the Account Bank, Cortland Capital Market Services LLC, as Collateral Custodian and the banks and financial institutions from time to time party thereto as Lenders, dated December 21, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on December 22, 2017).

(k)(15)	Sale and Contribution Agreement by and between the Company and ORCC Financing LLC, dated as of December 21, 2017 (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K, filed on December 22, 2017).

(k)(16)	Lender Joinder Agreement by and among Comerica, Wells Fargo and the Company, dated January 2, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on January 3, 2018).

(k)(17)	First Omnibus Amendment to Senior Secured Revolving Credit Agreement between the Company and SunTrust Bank and Bank of America, N.A., dated March 29, 2018. (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q, filed on May 8, 2018).

(k)(18)	Credit Agreement dated May 22, 2018, by and among ORCC Financing II LLC, as Borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on May 23, 2018).

(k)(19)	Sale and Contribution Agreement dated May 22, 2018, between Owl Rock Capital Corporation, as Seller, and ORCC Financing II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on May 23, 2018).

(k)(20)	Third Amendment to Senior Secured Revolving Credit Agreement between the Company and SunTrust Bank and Bank of America, N.A., dated June 21, 2018 (incorporated by reference to Exhibit (k)(20) to Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form N-2 (File No. 333-225373) filed on June 25, 2018).

(k)(21)	Amendment No. 1 to Loan and Servicing Agreement, by and among the Company, as Servicer, ORCC Financing LLC, as Borrower, Morgan Stanley Bank, N.A., as a Lender, Morgan Stanley Asset Funding Inc., as Administrative Agent, State Street Bank and Trust Company, as the Collateral Agent and the Account Bank and Cortland Capital Market Services LLC, as Collateral Custodian, dated March 20, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q, filed on November 7, 2018).

(k)(22)	Amendment No. 2 to Loan and Servicing Agreement, by and among the Company, as Servicer, ORCC Financing LLC, as Borrower, Morgan Stanley Bank, N.A., as a Lender, Morgan Stanley Asset Funding Inc., as Administrative Agent, State Street Bank and Trust Company, as the Collateral Agent and the Account Bank and Cortland Capital Market Services LLC, as Collateral Custodian, dated September 7, 2018 (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q, filed on November 7, 2018).

(k)(23)	Amendment to Credit Agreement by and among ORCC Financing II, as Borrower, Various Lenders, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC as Document Custodian, dated as of October 10, 2018 (incorporated by reference to Exhibit 10.3 to the Company’s quarterly report on Form 10-Q, filed on November 7, 2018).

(k)(24)	Second Amendment to Revolving Credit Agreement between the Company, Wells Fargo Bank, National Association and other lenders party thereto, dated October 9, 2018 (incorporated by reference to Exhibit 10.4 to the Company’s quarterly report on Form 10-Q, filed on November 7, 2018).

(k)(25)	Loan Financing and Servicing Agreement, dated as of December 14, 2018, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on December 19, 2018).

(k)(26)	Sale and Contribution Agreement, dated as of December 14, 2018, by and between Owl Rock Capital Corporation and ORCC Financing III LLC (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on December 19, 2018).

(k)(27)	Amendment No. 2 to Credit Agreement, dated as of December 20, 2018, by and among ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on December 21, 2018).

(k)(29)	Third Amendment to Revolving Credit Agreement, dated February 1, 2019, between the Company, Wells Fargo, National Association and other lenders party thereto (incorporated by reference to Exhibit 10.13 to the Company’s annual report on Form 10-K filed on February 27, 2019).

(k)(30)	First Amendment to Amended and Restated Limited Liability Operating Company Agreement, dated as of February 27, 2019, between the Company and Regents of the University of California (incorporated by reference to Exhibit 10.14 to the Company’s annual report on Form 10-K filed on February 27, 2019).

(k)(31)	Waiver Agreement, dated February 27, 2019, between the Company and the Adviser (incorporated by reference to Exhibit 10.16 to the Company’s annual report on Form 10-K filed on February 27, 2019).

(k)(32)	Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of April 2, 2019 among Owl Rock Capital Corporation, the Lenders party thereto and SunTrust Bank, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed on April 3, 2019).

(k)(33)	Indenture and Security Agreement, dated as of May 28, 2019, by and among Owl Rock CLO I, Ltd., as issuer, Owl Rock CLO I, LLC, as co-issuer, and State Street Bank and Trust Company, as collateral trustee (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 31, 2019).

(k)(34)	The Class-A Credit Agreement, dated as of May 28, 2019, by and among Owl Rock CLO I, Ltd., as borrower, Owl Rock CLO I, LLC, as co-borrower, various financial institutions and other persons, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 31, 2019).

(k)(35)	Collateral Management Agreement, dated as of May 28, 2019, between Owl Rock CLO I, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on May 31, 2019).

(k)(36)	Loan Sale Agreement, dated as of May 28, 2019, between Owl Rock Capital Corporation, as seller and Owl Rock CLO I, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed on May 31, 2019).

(k)(37)	Loan Sale Agreement, dated as of May 28, 2019, between ORCC Financing II LLC, as seller and Owl Rock CLO I, Ltd., as purchaser (incorporated by reference to Exhibit 10.5 to the Company’s current report on Form 8-K filed on May 31, 2019).

(k)(38)	Credit Agreement, dated as of August 2, 2019, among ORCC Financing IV LLC, as borrower, the lenders referred to therein, Société Général, as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Cortland Capital Market Services LLC, Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on August 6, 2019).

(k)(39)	Sale and Contribution Agreement, dated as of August 2, 2019, between Owl Rock Capital Corporation, as Seller and ORCC Financing IV LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on August 6, 2019).

(k)(40)	First Amendment to Credit Agreement, dated as of November 22, 2019, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on November 27, 2019).

(k)(41)	Fourth Amendment to Credit Facility, dated as of November 22, 2019, by and among ORCC Financing II LLC, as borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on November 27, 2019).

(k)(42)	Indenture and Security Agreement, dated as of December 12, 2019, by and among Owl Rock CLO II, Ltd., as issuer, Owl Rock CLO II, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on December 13, 2019).

(k)(43)	Collateral Management Agreement, dated as of December 12, 2019, between Owl Rock CLO II, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on December 13, 2019).

(k)(44)	Loan Sale Agreement, dated as of December 12, 2019, between Owl Rock Capital Corporation, as seller and Owl Rock CLO II, Ltd., as purchaser (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on December 13, 2019).

(k)(45)	Loan Sale Agreement, dated as of December 12, 2019, between ORCC Financing III LLC, as seller and Owl Rock CLO II, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed on December 13, 2019).

(k)(46)	Amendment No. 3 to Credit Agreement, dated as of May 30, 2019, by and among ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the lenders identified therein (incorporated by reference to Exhibit 10.44 to the Company’s annual report on Form 10-K, filed February 19, 2020).

(k)(47)	Amendment No. 5 to Credit Agreement, dated as of March 17, 2020, by and between ORCC Financing II LLC, as Borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian, Cortland Capital Market Services LLC, as Document Custodian, and the Lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(k)(48)	Indenture and Security Agreement, dated as of March 26, 2020, by and between Owl Rock CLO III, Ltd., as Issuer, Owl Rock CLO III, LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(k)(49)	Collateral Management Agreement, dated as of March 26, 2020, by and between Owl Rock CLO III, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on May 5, 2020).

(k)(50)	Loan Sale Agreement, dated as of March 26, 2020, by and between Owl Rock Capital Corporation, as seller, and Owl Rock CLO III, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(k)(51)	Loan Sale Agreement, dated as of March 26, 2020, by and between ORCC Financing IV LLC, as seller, and Owl Rock CLO III, Ltd., as purchaser (incorporated by reference to Exhibit 10.5 to the Company’s quarterly report on Form 10-Q filed on May 5, 2020).

(k)(52)	Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of May 7, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 8, 2020).

(k)(53)	Indenture and Security Agreement, dated as of May 28, 2020, by and between Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(k)(54)	Collateral Management Agreement, dated as of May 28, 2020, by and between Owl Rock CLO IV, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(k)(55)	Loan Sale Agreement, dated as of May 28, 2020, between Owl Rock Capital Corporation, as seller, and Owl Rock CLO IV, Ltd., as purchaser (incorporated by reference to Exhibit 10.3 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(k)(56)	Loan Sale Agreement, dated as of May 28, 2020 by and between ORCC Financing II LLC, as seller, and Owl Rock CLO IV, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s quarterly report on Form 10-Q filed on August 5, 2020).

(k)(57)	Sixth Amendment to Senior Secured Revolved Credit Agreement, dated as of September 3, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on November 4, 2020).

(k)(58)	Indenture and Security Agreement, dated as of November 20, 2020, by and between Owl Rock CLO V, Ltd., as Issuer, Owl Rock CLO V, LLC, as Co-Issuer and State Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.62 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(k)(59)	Collateral Management Agreement, dated as of November 20, 2020, by and between Owl Rock CLO V, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.63 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(k)(60)	Loan Sale Agreement, dated as of November 20, 2020, between Owl Rock Capital Corporation, as seller, and Owl Rock CLO V, Ltd., as purchaser (incorporated by reference to Exhibit 10.64 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(k)(61)	Loan Sale Agreement, dated as of November 20, 2020 by and between ORCC Financing II LLC, as seller, and Owl Rock CLO V, Ltd., as purchaser (incorporated by reference to Exhibit 10.65 to the Company’s annual report on Form 10-K filed on February 23, 2021).

(k)(62)	Second Amendment to Credit Agreement, dated as of March 15, 2021, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed on May 5, 2021).

(k)(63)	Omnibus Amendment to Transaction Documents, dated as of March 17, 2021, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Cortland Capital Market Services LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q, filed on May 5, 2021).

(k)(64)	First Supplemental Indenture, dated April 9, 2021, to Indenture and Security Agreement, dated as of December 12, 2019, by and among Owl Rock CLO II, Ltd., as issuer, Owl Rock CLO II, LLC, as co-issuer, and State Street Bank and Trust Company, as trustee (incorporated by reference to Exhibit 10.1 to the Company’s quarterly report on Form 10-Q filed August 4, 2021).

(k)(65)	Indenture and Security Agreement, dated as of May 5, 2021, by and between Owl Rock CLO VI, Ltd., as Issuer, Owl Rock CLO VI, LLC, as Co-Issuer and St ate Street Bank and Trust Company, as Trustee (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 5, 2021).

(k)(66)	Collateral Management Agreement, dated as of May 5, 2021, by and between Owl Rock CLO VI, Ltd., as issuer, and Owl Rock Capital Advisors LLC, as collateral manager (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 5, 2021).

(k)(67)	Loan Sale Agreement, dated as of May 5, 2021, between Owl Rock Capital Corporation, as seller, and Owl Rock CLO VI, Ltd., as purchaser (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed on May 5, 2021).

(k)(68)	Loan Sale Agreement, dated as of May 5, 2021 by and between ORCC Financing IV LLC, as seller, and Owl Rock CLO VI, Ltd., as purchaser (incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed on May 5, 2021).

(k)(69)	Third Amendment to Credit Agreement, dated as of May 26, 2021, among ORCC Financing IV LLC, as borrower, Société Général, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian, Cortland Capital Market Services LLC, as document custodian, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 28, 2021).

(k)(70)	Second Amendment to Amended and Restated Limited Liability Company Agreement of Sebago Lake LLC, dated June 30, 2021 by and between Owl Rock Capital Corporation and The Regents of the University of California (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on July 6, 2021).

(k)(71)	Sixth Amendment to Credit Agreement, dated as of July 8, 2021, by and among ORCC Financing II LLC, as borrower, Natixis, New York Branch, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian and the lenders identified therein (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on July 14, 2021).

(k)(72)	First Supplemental Indenture, dated as of July 9, 2021, among Owl Rock CLO IV, Ltd., as Issuer, Owl Rock CLO IV, LLC, as co-issuer and State Street Bank and Trust Company, as Trustee to the Indenture and Security Agreement, dated as of May 28, 2020, among the Issuer, the Co-Issuer and the Trustee (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on July 14, 2021).

(l)(1)	Opinion and Consent of Eversheds Sutherland (US) LLP.(1)

(n)(1)	Consent of KPMG LLP.(1)

(n)(2)	Report of Independent Registered Public Accounting Firm on Supplemental Information (incorporated by reference to Exhibit 99.1 to the Company’s Annual Report on Form 10-K filed on February 23, 2021).

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of Ethics of Owl Rock Capital Corporation (incorporated by reference to Exhibit 99.1 to the Company’s quarterly report on Form 10-Q, filed on August 4, 2021).

(1)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

($ in thousands)	Amount
U.S. Securities and Exchange Commission registration fee(1)	$
FINRA Filing Fee(2)
Printing expenses(2)
Legal fees and expenses(2)
Accounting fees and expenses(2)
Miscellaneous(2)

Total

(1)

In accordance with Rules 456(b) and 457(r) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(2)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The information incorporated by reference under the headings “The Company,” “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

OR Lending, LLC (Delaware)	100%
ORCC Financing II LLC (Delaware)	100%
OR DH I LLC (Delaware)	100%
OR MH I LLC (Delaware)	100%
ORCC Financing III LLC (Delaware)	100%
OR HH I LLC (Delaware)	100%
Owl Rock CLO I, Ltd. (Cayman Islands)	100%
Owl Rock CLO I, LLC (Delaware)	100%
OR HEH I LLC (Delaware)	100%
ORCC Financing IV LLC (Delaware)	100%
Owl Rock CLO II, Ltd. (Cayman Islands)	100%
Owl Rock CLO II, LLC (Delaware)	100%
OR Midwest MH LLC (Delaware)	100%
OR Toronto MH LLC (Delaware)	100%
OR Garden State MH LLC (Delaware)	100%
OR Long Island MH LLC (Delaware)	100%
OR Jemico MH LLC (Delaware)	100%
OR Atlanta MH LLC (Delaware)	100%
Owl Rock CLO III, Ltd. (Cayman Islands)	100%
Owl Rock CLO III, LLC (Delaware)	100%
Owl Rock CLO IV, Ltd. (Cayman Islands)	100%
Owl Rock CLO IV, LLC (Delaware)	100%
Owl Rock CLO V, Ltd. (Cayman Islands)	100%
Owl Rock CLO V, LLC (Delaware)	100%
Owl Rock CLO VI, Ltd. (Cayman Islands)	100%
Owl Rock CLO VI, LLC (Delaware)	100%
OR AH I LLC (Delaware)	100%
ORCC BC 2 LLC (Delaware)	100%
ORCC BC 3 LLC (Delaware)	100%

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of each class of our securities as of June 30, 2021.

Title of Class	Number of Record Holders
Common Stock	43 (including Cede & Co.)
2023 Unsecured Notes	15
2024 Unsecured Notes	1
2025 Unsecured Notes	1
July 2025 Unsecured Notes	1
2026 Notes	1
July 2026 Notes	1
2027 Notes	1
2028 Notes	1

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC (SEC File No. 801-107232), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) The Registrant, 399 Park Avenue, 38th floor, New York, New York 10022;

(2) The custodian and transfer agent, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900; and

(3) The Adviser, 399 Park Avenue, 38th floor, New York, New York 10022.

Item 33.	Management Services

Not Applicable.

ITEM 34.	UNDERTAKINGS

The Registrant undertakes:

(1) not applicable;

(2) not applicable;

(3) (a)  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(i), (ii) and (iii) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of those securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser,

(i) if the Registrant is relying on Rule 430B:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(ii) that if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(iii) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

(4) Not applicable.

(5) that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(6) insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue; and

(7) to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 19th day of August, 2021.

OWL ROCK CAPITAL CORPORATION

By:	/s/ Alan Kirshenbaum
Name:	Alan Kirshenbaum
Title:	Chief Financial Officer

POWER OF ATTORNEY

Each officer and director of Owl Rock Capital Corporation whose signature appears below constitutes and appoints Craig W. Packer, Alan Kirshenbaum, and Jonathan Lamm, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 19, 2021.

Name	Title

/s/ CRAIG PACKER Craig Packer	Chief Executive Officer, President and Director

/s/ ALAN KIRSHENBAUM Alan Kirshenbaum	Chief Financial Officer

/s/ EDWARD D’ALELIO Edward D’Alelio	Director and Chairman of the Board of Directors

/s/ CHRISTOPHER M. TEMPLE Christopher M. Temple	Director and Chairman of the Audit Committee

/s/ ERIC KAYE Eric Kaye	Director and Chairman of the Nominating and Corporate Governance Committee

/s/ BRIAN FINN Brian Finn	Director

/s/ MELISSA WEILER Melissa Weiler	Director